Investor Presentation July 31, 2025 For Investor Relations Purposes Only Exhibit 99.3

c Important Cautionary Statement Regarding Forward-looking Statements This presentation contains certain statements that are forward-looking. Forward-looking statements include, among other things, express and implied statements regarding: the Company’s financial guidance including revenue, operating, and profit margins for 2025, and its medium- and long-term growth outlook; expected expense savings and our ability to strengthen the company through increased focus, reduced costs, and improved execution through simplification; Potential changes to our business including our “go-forward” model for the Rest of the World business, the path forward for OPVEE, our operating footprint, and the composition of our pipeline and R&D and Medical Affairs teams; assumptions regarding expected changes in market share and expectations regarding the extent and impact of competition; assumptions regarding future exchange rates; expected future growth and expectations for sales levels for particular products, and expectations regarding the future impact of factors that have affected sales in the past; our product development pipeline and potential future products, the timing of clinical trials, expectations regarding regulatory approval of such product candidates, the timing of such approvals, and the timing of commercial launch of such products or product candidates, and eventual annual revenues of such future products; changes or unwinds in our favorable net working capital position; and other statements containing the words "believe," "anticipate," "plan," "expect," "intend," "estimate," "forecast," “strategy,” “target,” “guidance,” “outlook,” “potential,” "project," "priority," "may," "will," "should," "would," "could," "can," the negatives thereof, and variations thereon and similar expressions. By their nature, forward-looking statements involve risks and uncertainties as they relate to events or circumstances that may or may not occur in the future. Actual results may differ materially from those expressed or implied in these forward-looking statements due to a number of factors, including: lower than expected future sales of our products; greater than expected impacts from competition; failure to achieve market acceptance of OPVEE; unanticipated costs including the effects of potential tariffs and potential retaliatory tariffs; whether we are able to identify efficiencies and fund additional investments that we expect to generate increased revenues, and the timing of such actions; and litigants with whom we are otherwise unable or unwilling to agree to final terms, or who choose to "opt out" of proposed settlements. For additional information about some of the risks and important factors that could affect our future results and financial condition, see "Risk Factors" in our Annual Report on Form 10-K filed March 3, 2025, in our Quarterly Report on Form 10-Q filed May 1, 2025, and our other filings with the U.S. Securities and Exchange Commission. Forward-looking statements speak only as of the date that they are made and should be regarded solely as our current plans, estimates and beliefs. Except as required by law, we do not undertake and specifically decline any obligation to update, republish or revise forward-looking statements to reflect future events or circumstances or to reflect the occurrences of unanticipated events. 2 INVESTOR PRESENTATION | July 31, 2025

INVESTOR PRESENTATION | JULY 31, 2025

Founded to Help Address the Opioid Crisis

Leading with Science

- Leading in discovery and commercialization of **buprenorphine evidence-based medicines** for opioid dependence for over 30 years
- 10-year company history of bringing **science-based, life-transforming treatments to tackle the opioid crisis**, one of the largest and most urgent U.S. public health emergencies of our time
- SUBLOCADE® is a **first-in-class** monthly subcutaneous long-acting injectable (LAI) medication for the treatment of moderate to severe opioid use disorder (OUD)

Financial Strength

- **$1,188m** total net revenue (FY2024)
- **$358m** adj. EBITDA (FY2024)[4]
- Ability to **leverage revenue growth** and create durable cash generation
- **$538m** in cash and investments (as of Q2 2025)[5]
- **~1.0x** adj. leverage ratio (as of Q2 2025, exclude legal settlements)[6]

SUBLOCADE Positioned to be a Durable Growth Driver

- **No. 1 prescribed LAI** in the U.S., with over 350k lives treated, supporting OUD recovery
- Formulated to deliver **sustained buprenorphine concentrations of ≥2ng/mL** throughout dosing intervals to block opioid-rewarding effects[1,2,3]
- The **only once monthly LAI with rapid initiation** on day 1
- **Strong IP management** with patents to 2031-2038

U.S. Commercial Portfolio

Recovery

ONCE-MONTHLY Sublocade® (buprenorphine extended-release) injection for subcutaneous use ©Ⅲ 100mg·300mg

Suboxone® (buprenorphine and naloxone) ©Ⅲ Sublingual Film

Rescue

OPVEE® (nalmefene) NASAL SPRAY

INDIVIOR

[1] Laffont CM, et al. Front Pharmacol. 2022;13:105213. doi:10.3389/fphar.2022.105213. [2] Nasser AF, et al. Clin Pharmacokinet. 2014;53(9):813-824. doi:10.1007/s40262-014-0155-0. [3] Jones AK, et al. Clin Pharmacokinet. 2021;60(4):527- 540. doi:10.1007/s40262- 020- 00957- 0. [4] See Non-GAAP Financial Measures in the Appendix for reconciliation; Net Income for FY 2024 was $7 million. [5] Includes benefit of approximately $120 million from timing of Medicaid rebate invoices; For a discussion of additional obligations, see Note 12 in form 10-K filed with the SEC on March 3, 2025. [6] Defined as Total Debt as of June 30, 2025, divided by Adjusted EBITDA for June 2025 trailing 12 months; Total debt excludes legal settlement obligations; See Non-GAAP Financial Measures in the Appendix for reconciliation.

2

1 Financial data provided by Indivior in its Annual Reports on Forms 20-F and 10-K filed with the SEC on June 5, 2023, March 6, 2024 and February 3, 2025. 2 Other includes Sublingual Film/Tablets, OPVEE® & PERSERIS®. Track Record of Strong Net Revenue Growth U.S. net revenue1 Rest of World net revenue1 SUBLOCADE net revenue1 Net revenue from other products1,2 +16% CAGR +55% CAGR Revenue Growth Driven by the U.S.… …And Increasing Contribution from SUBLOCADE INVESTOR PRESENTATION | July 31, 2025

Leverage Cost Structure… 1 Non-GAAP operating expenses and adjusted EBITDA are Non-GAAP financial measures; see appendix for reconciliation. GAAP Net Income/(loss) of ($148m) in FY 2020, $205m in FY 2021, ($42m) in FY 2022, ($126m) in FY 2023 and $7m in FY 2024; GAAP Total Expenses of $706m in FY 2020, $451m in FY 2021, $827m in FY 2022, $1,072m in FY 2023 and $919m in FY 2024 2 FY2023 adjusted EBITDA excludes $162m in acquired in-process R&D (primarily Opiant Pharmaceuticals acquisition). Clear Path to Generating Meaningful Cash Flows from Operations … To Drive Robust Bottom-line Growth +10% CAGR +26% CAGR Adjusted EBITDA1 Non-GAAP operating expenses1 Non-GAAP operating expenses as % of net revenue1 INVESTOR PRESENTATION | July 31, 2025

U.S. Commercial Portfolio Spanning Recovery and Rescue Daily self-administered treatment for moderate to severe opioid use disorder Nasal spray for emergency treatment of known or suspected opioid overdose Long-acting injectable for moderate to severe opioid use disorder Indication Recovery Medicines Rescue Medicine Durable Growth Driver with Strong Patent Protection Genericized Market Strong Patent Protection Genericized 12 Orange Book patents (2031 – 2038) 2 Orange Book patents (2038 – 2042) IP Protection INVESTOR PRESENTATION | July 31, 2025

INVESTOR PRESENTATION | JULY 31, 2025

2025: A Transition Year

Foundational Leadership Additions

Strengthening expertise and leadership with Board of Directors (BOD) and Executive Team additions



Dr. David Wheadon
BOD Chair



Joe Ciaffoni
Chief Executive Officer



Daniel Ninivaggi
Independent Non-Executive Director



Tony Kingsley
Independent Non-Executive Director



Patrick Barry
Chief Commercial Officer



Vanessa Procter
Executive Vice President, Corporate Affairs

Current U.S. Dynamics

2025 U.S. NR Headwinds:

- SUBLOCADE Net Revenue impacted by funding gaps in the Criminal Justice System (CJS) channel
- SUBOXONE® Film Net Revenue declining due to expected pricing pressure from generic competition
- PERSERIS discontinuation

Strengthening U.S. Capital Markets Presence:

- London Stock Exchange (LSE) listing canceled as of July 24, 2025; all trading on Nasdaq under ticker INDV
- INDV added to U.S. Russell 2000® and 3000® indexes

Refocused Pipeline on OUD

Investigational Candidate	Preclinical	Phase 1	Phase 2	Phase 3	Anticipated Milestones	IP Protection
INDV-6001 (Opioid Use Disorder) (3-month long-acting buprenorphine)					Last Patient Last Visit Q4 2025	2043
INDV-2000 (Opioid Use Disorder) (Selective Orexin-1 (OX1) receptor antagonist)					Last Patient Last Visit Q4 2025	2037

INDIVIOR

6

Indivior Action Agenda Phase I (Generate Momentum) Underway I II III Grow U.S. SUBLOCADE net revenue Simplify the organization and establish “go-forward” operating model Determine actions and investments necessary to expand LAI penetration in U.S. BMAT market to accelerate U.S. SUBLOCADE net revenue Accelerate U.S. SUBLOCADE net revenue Generate immediate accretion from profitability and cash flow growth exceeding revenue growth Phase II – Accelerate (Jan. ’26) Leverage strengthened financial profile to acquire next growth drivers Phase III – Breakout (H2’26 – Beyond) Phase I – Generate Momentum (Q2'25) INVESTOR PRESENTATION | July 31, 2025 BMAT: buprenorphine medication assisted treatment.

SUBLOCADE®

INVESTOR PRESENTATION | JULY 31, 2025

Bipartisan Commitment to Addressing Opioid Crisis in the U.S.

U.S.News & WORLD REPORT

May 12, 2025

U.S. Illicit Opioid Use Could Be 20 Times Higher Than Previously Estimated

CDC U.S. CENTERS FOR DISEASE CONTROL AND PREVENTION

May 14, 2025

AGED 18-44

Opioid Overdoses Remain the Leading Cause of Death

ENERGY & COMMERCE
CHAIRMAN BRETT GUTHRIE

WTAS: Widespread Industry Support of Bipartisan SUPPORT Act

April 8, 2025

*The **SUPPORT for Patients and Communities Reauthorization Act of 2025** (H.R. 2483) reauthorizes key public health programs focused on prevention, treatment, and recovery for patients with substance use disorder that were established in the Substance Use-Disorder Prevention that Promotes Opioid Recovery and Treatment (SUPPORT) for Patients and Communities Act, which was signed into law in 2018.*

U.S. Department of Health and Human Services
Enhancing the health and well-being of all Americans

Secretary Kennedy Renews Public Health Emergency Declaration to Address National Opioid Crisis

March 18, 2025

The U.S. Department of Health and Human Services (HHS) announced today that Secretary Robert F. Kennedy, Jr. renewed the public health emergency declaration addressing our nation's opioid crisis, which will allow sustained federal coordination efforts and preserve key flexibilities that enable HHS to continue leveraging expanded authorities to conduct certain activities in response to the opioid overdose crisis.

INDIVIOR

Sources: https://www.hhs.gov/press-room/secretary-kennedy-opiod-crisis-emergency-declaration.html and https://energycommerce.house.gov/posts/wtas-widespread-industry-support-of-bipartisan-support-act

9

American Society of Addiction Medicine (ASAM) BMAT Guidelines For Individuals using High-Potency Synthetic Opioids (HPSO) Expert consensus based on limited available evidence suggests that the high plasma buprenorphine concentrations at steady state and continuous exposure offered by extended-release buprenorphine may help stabilize2 some individuals with extensive HPSO exposure ASAM Clinical Consideration1,2 1 This document is not a Clinical Practice Guideline (CPG) and does not follow the rigorous CPG methodology. 2 Defined as attaining a medically stable, steady state in which the patient is adequately supported to prevent deterioration of their illness. ASAM Clinical Guideline1 Treatment Goals with Buprenorphine1 Suppress opioid withdrawal Reduce opioid cravings Stop or Reduce illicit opioid use Block the opioid “high” Engage patients in recovery activities, including psychosocial interventions Length of Treatment1 While limited, research suggests treatment of <3 months has limited benefit; significantly longer durations are associated with more positive outcomes INVESTOR PRESENTATION | July 31, 2025

INVESTOR PRESENTATION | JULY 31, 2025

LAI Buprenorphine Medications are Under-Penetrated in the Treatment of OUD

8.9m[1]
Misuse opioids in U.S.
(Total Addressable Market)

5.9m[1]
OUD diagnosed in U.S.
(Service Addressable Market)

2.0m[2]
Received Buprenorphine Medication Assisted Treatment (BMAT)

Current ~8% LAI usage in BMAT population allows for significant potential expansion



HCPs Expect LAI Usage to Increase to 20-30% of the BMAT population[3]

[1]2023 NSDUH Annual National Report (SAMSHA). [2]Symphony and Indivior analytics, patient treated over the last twelve months. [3]HCP Survey conducted Q3 2024. N=400 HCP and patients combined in qual and quant.

INDIVIOR

11

INVESTOR PRESENTATION | JULY 31, 2025

≥2 ng/mL Buprenorphine Blood Plasma Levels Were Needed in Most Individuals Studied To Help Protect from Opioid-Rewarding Effects, Subject to Variability[1,2]

As buprenorphine plasma levels increase, the number of receptors available for opioids binding decreases, resulting in a decrease in opioid-rewarding effects (i.e. subjective drug-liking and negative reinforcing effects).[1,3,4]

Lower µORO (≥50%)
≥1 ng/mL
WITHDRAWAL SUPPRESSION

Higher µORO (≥70%)
≥2 ng/mL*
BLOCKS OPIOID-REWARDING EFFECTS[1,2]

*Based on studies, data show that buprenorphine plasma concentrations of ≥2ng/mL provide optimal exposure levels to control the different components of disease (i.e., symptoms, cravings, opioid use).

0 ng/mL → **6 ng/mL**

Low buprenorphine plasma concentrations
- = few brain µORs are occupied
- = more µORs are available for illicit opioids





Buprenorphine plasma concentrations >2 ng/mL
- = ≥70% brain µORs are occupied
- = less µORs are available for illicit opioids

[1] Laffont CM, Ngaimisi E, Gopalakrishnan M, et al. Buprenorphine exposure levels to optimize treatment outcomes in opioid use disorder. *Front Pharmacol.* 2022;13:1052113. doi:10.3389/fphar.2022.1052113. [2] Nasser AF, Heidbreder C, Gomeni R, Fudala PJ, Zheng B, Greenwald MK. A population pharmacokinetic and pharmacodynamic modelling approach to support the clinical development of RBP-6000, a new, subcutaneously injectable, long-acting, sustained-release formulation of buprenorphine, for the treatment of opioid dependence. *Clin Pharmacokinet.* 2014;53(9):813-824. doi:10.1007/s40262-014-0155-0. [3] Greenwald MK, Johanson C-E, Moody DE, et al. Effects of buprenorphine maintenance dose on mu-opioid receptor availability, plasma concentrations, and antagonist blockade in heroin-dependent volunteers. *Neuropsychopharmacology.* 2003;28(11):2000-2009. doi:10.1038/sj.npp.1300251. [4] Greenwald MK, Johanson C-E, Bueller J, et al. Buprenorphine duration of action: mu-opioid receptor availability and pharmacokinetic and behavioral indices. *Biol Psychiatry.* 2007;61(1):101-110. doi:10.1016/j.biopsych.2006.04.043.

INDIVIOR 12

INVESTOR PRESENTATION | JULY 31, 2025

SUBLOCADE Delivers Continuous, Long-Lasting Buprenorphine Protection All Month with a 43 to 60 Day Half-Life[1,2,3,4]

Mean Buprenorphine Levels During TM BUP* Induction, Dose-Stabilization, and After the First 2 Injections of SUBLOCADE[5]


TM BUP Induction and
Dose-Stabilization (8-24 mg)
First Injection of
SUBLOCADE (300 mg)
Second Injection of
SUBLOCADE (300 mg)
Mean Buprenorphine Plasma Levels (ng/mL)
[Standard Deviation, SD]
Days
2 ng/mL

- A peak occurred around 24 hours, the first measurement post-injection, then slowly decreased to a plateau around 2 ng/mL for the first injection and 3 ng/mL for the second injection[1,5]
- SUBLOCADE helped provide stable plasma levels with continuous buprenorphine delivery all month without daily fluctuation[1,5]

Mean Weekly Buprenorphine Concentrations[6,7]


SUBLOCADE 300 mg/100 mg + IDC (n=194)
SUBLOCADE 300 mg/300 mg + IDC (n=196)
Mean Buprenorphine Plasma Concentration (ng/mL)
[Standard Deviation, SD]
INITIATION
MAINTENANCE
Weeks
2 ng/mL

- SUBLOCADE delivers therapeutic buprenorphine plasma level of ≥2 ng/mL throughout the dosing interval in most patients after the second injection of 300 mg[8]

*TM BUP = transmucosal buprenorphine. [1] SUBLOCADE Prescribing Information. Indivior Inc; 2025. [2] BRIXADI® Prescribing Information. Braeburn Inc; 2023. [3] VIVITROL® Prescribing Information. Alkermes, Inc; 2024. [4] Direct correlation between half-life ad clinical efficacy has not been evaluated. [5] Laffont CM, Ngaimisi E, Gopalakrishnan M, et al. Buprenorphine exposure levels to optimize treatment outcomes in opioid use disorder. Front Pharmacol. 2022;13:1052113. doi:10.3389/fphar.2022.1052113. [6] Data on file. Indivior Inc. North Chesterfield, VA. [7] Haight BR, Learned SM, Laffont CM, et al. Efficacy and safety of a monthly buprenorphine depot injection for opioid use disorder: a multicenter, randomized, double-blind, placebo-controlled, phase 3 trial. *Lancet.* 2019;393(10173):778-790. doi:10.1016/S0140-6736(18)32259-1 [8] Jones AK, Ngaimisi E, Gopalakrishnan M, Young MA, Laffont CM. Population pharmacokinetics of a monthly buprenorphine depot injection for the treatment of opioid use disorder: a combined analysis of Phase II and Phase III trials. *Clin Pharmacokinet.* 2021;60(4):527-540. doi:10.1007/s40262-020-00957-0.

INDIVIOR

13

The longer the SUBLOCADE treatment duration, the higher the likelihood of continuous self-reported abstinence 12 months after treatment cessation % Abstinent subjects Length of SUBLOCADE treatment Source: Ling W, Nadipelli VR, Aldridge AP, Ronquest NA, Solem CT, Chilcoat H, Albright V, Johnson C, Learned SM, Mehra V, Heidbreder C. Recovery From Opioid Use Disorder (OUD) After Monthly Long-acting Buprenorphine Treatment: 12-Month Longitudinal Outcomes From RECOVER, an Observational Study. J Addict Med. 2020 Sep/Oct;14(5):e233-e240. doi: 10.1097/ADM.0000000000000647. Longer SUBLOCADE Treatment Shown to Improve Patient Outcomes 75% Continuous 12-month self-reported abstinence if subjects stayed on SUBLOCADE for 12 months INVESTOR PRESENTATION | July 31, 2025

INVESTOR PRESENTATION | JULY 31, 2025

New SUBLOCADE Label Benefits[1]

Label Updates Further Differentiate SUBLOCADE for Today's Opioid Crisis Driven by the Proliferation of Synthetic Opioids

START PATIENTS ON SUBLOCADE SOONER: Only monthly LAI to initiate on Day 1 with buprenorphine naive patients (no 7-day oral induction).[1,2]

2nd INJECTION: Helps patients reach 2+ ng/mL earlier than previous label – enables continuous protection.[1]

CLINICALLY RELEVANT: Rapid initiation studied in majority fentanyl positive patients & high-risk users.[3]


INITIATE +
ACCELERATE +
ACTIVATE +
TO ACHIEVE STEADY STATE +
300 mg
300 mg
1
2
3
4+
RECOMMENDED
100 mg
OR
300 mg
ALTERNATIVE DOSE
Initiate SUBLOCADE treatment at 300 mg for 2 injections¹
Continue SUBLOCADE monthly injections¹
DAY 1
AS EARLY AS DAY 8
(and up to 1 month after first injection)
MONTHLY
Initiation
Maintenance

ADDITIONAL INJECTION SITES: Choice supports patient preference and buy-in. Includes all four sites from Day 1.



- Abdomen
- Thigh
- Back of the Upper Arm
- Buttock

[1] www.sublocade.com/Content/pdf/prescribing-information.pdf
[2] ww.brixadi.com/pdfs/brixadi-prescribing-information.pdf
[3] www.indivior.com/en/media/press-releases/indivior-announces-fda-approval-of-label-changes-for-sublocade-injection

INDIVIOR

15

INVESTOR PRESENTATION | JULY 31, 2025

Strong Fundamentals Position SUBLOCADE for Growth

Growing SUBLOCADE Prescriber Base[1]


3,419
4,893
6,653
7,945
8,284
2021
2022
2023
2024
Q2'25

Prescribing Depth Improving: HCPs with 5+ SUBLOCADE Patients[1]


1,220
1,975
2,750
3,128
3,282
2021
2022
2023
2024
Q2'25

Broad Payor Access for SUBLOCADE


~88%

Coverage in Medicaid and Commercial

- Simple single prior authorization (PA)
- PA is label aligned

High Intent to Prescribe

90% of HCPs associate SUBLOCADE with efficacy as primary attribute

2/3 of patients suitable for SUBLOCADE today (per HCPs)

47% of HCPs expected to increase prescribing of SUBLOCADE in the next 18 months

INDIVIOR

[1] Active count of prescribing HCPs; excludes delisted and Specialty HCPs.

16

Q2 2025 U.S. SUBLOCADE Performance 1 Total number of dispenses (new and refill) within the quarter; Indivior analytics. 2 Rolling 12 mos. Estimated patients in treatment TTM SUBLOCADE Patients2 Strong SUBLOCADE Dispense Growth1 // +6% YoY +9% QoQ +7% YoY INVESTOR PRESENTATION | July 31, 2025

Improving U.S. SUBLOCADE Commercial Execution to Generate Momentum 11 OVERRIDING GOAL: Extend SUBLOCADE’s Position as No. 1 LAI Choice Field Force Execution: Improving field force messaging acumen and productivity Driving HCP awareness of label updates Payor Pull-Through: Leveraging broad access across payor landscape Closing commercial patient gap Specialty Pharmacy Performance: Improving dispense yield for commercial patients HCP and Patient Media: Investing in omni-channel digital media targeting HCPs Activating patients through DTC INVESTOR PRESENTATION | July 31, 2025

OPVEE®

INVESTOR PRESENTATION | JULY 31, 2025

Potent Synthetic Opioids (Fentanyl) are Driving U.S. Overdose Crisis

Contribution of Synthetic Opioids to All Opioid Overdose Deaths


1
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
26% in 2015
90% in 2024
250%
increase over the past decade

Source: Ahmad FB, C. J., Rossen LM, Sutton P., 2024. Provisional drug overdose death counts. National Center for Health Statistics, https://www.cdc.gov/nchs/nvss/vsrr/drug-overdose-data.htm; Centers for Disease Control and Prevention, National Center for Injury Prevention and Control. WISQARS leading causes of death reports. In last 12-month period ending August 2023

~26m People in the U.S. are Potentially Misusing Synthetic Opioids


Illicit Fentanyl Use in the U.S.
(% population)
2.5%
5.0%
Intentional
Unintentional

Source: Powell D, Jacobson M. Estimates of Illicit Opioid Use in the US. JAMA Health Forum. 2025;6(5):e250809. https://doi.org/10.1001/jamahealthforum.2025.0809

INDIVIOR

20

INVESTOR PRESENTATION | JULY 31, 2025

OPVEE Provides Rapid, Potent, Long-Lasting Reduction of Respiratory Depression[1] to Address the Current Wave of Synthetic Opioid Overdoses


OPVEE
NASAL SPRAY

Triple Threat of Synthetic Opioid Pharmacology such as Fentanyl

Rapid | **Potent** | **Long-Lasting**

- The first and only nasal rescue medicine **specifically indicated for synthetic opioids**, like fentanyl, as well as non-synthetic opioids
- Developed for **rapid absorption** by incorporating Intravail® into its formulation and using a proven nasal spray device
- **Differentiated** by a higher affinity at μ opioid receptors
- Data indicates **fast, strong and long-lasting reduction** of respiratory depression in a simulated opioid overdose

BARDA[2] Contract

- OPVEE development supported through federal grants from BARDA and NIDA[3]
- 10-year BARDA contract of up to $110M[4]

OPVEE Patent Estate

- Regulatory Exclusivity to May 2026
- Two Orange Book Patents
  - ✓ 11,458,091 (July 2038)
  - ✓ 12,290,596 (August 2042)
- Two patents pending

INDIVIOR

[1] The Journal of Clinical Pharmacology Authors: Mark Ellison PhD, Emily Hutton, MSci, Lynn Webster, MD, and Phil Skolnick PhD, DSc (hon.). [2] BARDA: Biomedical Advanced Research and Development Authority. [3] NIDA: National Institute on Drug Abuse. [4] Amount includes potential future sales to BARDA and expense reimbursement to conduct clinical studies and real-world evidence studies.

21

OPVEE compared with 4mg nasal naloxone OPVEE vs. 4mg nasal naloxone(5) OPNT0003 (3mg) Naloxone (4mg) Affinity at μ opioid receptors 1.0 (1) 5.4 (1) Plasma concentrations at 5 minutes (ng/ml) 4.43 (3) 1.5 (2) Tmax (minutes) 15 (3) 30 (4) Cmax (ng/ml) 10 (3) 4.83 (4) Half-life (hours) 11 (3) 2.08 (4) Scientific Evidence Confirms OPVEE’s Potential to Improve and Sustain Reversal of an Opioid Overdose 1Kivalues were estimated using [3H]alvimopan binding to cloned humanmopioid receptors (Cassel, et al., 2005). The ~5-fold higher affinity of nalmefene compared to naloxone is consistent with both Kivalues obtained (0.13 and 0.62 nM, respectively) using [3H]DAMGO as a radioligand in monkey brain membranes (Emmerson, et al., 1994) and pA2values of 9.38 and 8.51, respectively, in functional assays using guinea pig ileum and mouse vas deferens (Toll, et al., 1998). 2Krieter, et al., 2016. 3Data on file: NCT04759768. 4Data from FDA, 2015(https://www.accessdata.fda.gov/drugsatfda_docs/label/2015/208411lbl.pdf). 5Data compiled in separate studies on normal healthy volunteers. INVESTOR PRESENTATION | July 31, 2025

Pipeline

INVESTOR PRESENTATION | JULY 31, 2025

OUD Focused Pipeline

Trial	Patients & Population	Design	Primary Endpoints	Estimated Completion
INDV-6001 3-month long-acting buprenorphine Phase II **NCT06576843**	**122 Patients** Moderate to severe OUD	Multiple dose Phase II PK study	Evaluate PK, safety and tolerability of INDV-6001 following multiple doses in participants with OUD	Last Patient Last Visit **Q4 2025**
INDV-2000 Selective Orexin-1 receptor antagonist Phase II **NCT06384157**	**300 Patients** Moderate to severe OUD	Placebo or 3 dosing regimes of INDV-2000	Efficacy – Proportion (probability) of patients without treatment failure[1] by the end of week 12	Last Patient Last Visit **Q4 2025**

[1] Treatment failure defined as either one of two criteria: (1) Urine Drug Screen positive for opioids, or fentanyl on 4 consecutive assessments while participants are on INDV-2000 or placebo alone, (2) Discontinued INDV-2000 or placebo prematurely.

INDIVIOR

24

Financials

SUBLOCADE Net Revenue Q2 2025 Business Highlights 6 1 Adjusted EBITDA is a Non-GAAP Financial Measure with Net Income as the most directly comparable; Net Income/(loss) was (97m) in Q2 2024 and $18m in Q2 2025; See Non-GAAP Financial Measures in the Appendix for reconciliation Total Net Revenue Adjusted EBITDA1 Raising Full-Year 2025 Financial Guidance +1% +9% (5)% INVESTOR PRESENTATION | July 31, 2025

INVESTOR PRESENTATION | JULY 31, 2025

Raising 2025 Financial Guidance: Reflecting Stronger Top-line Growth

	Previous Guidance (4/24/25) (Reconciled for Adjusted EBITDA)	Updated Guidance (7/31/25)[1]	Commentary on Performance-Based Changes to Guidance
Total Net Revenue	**$955m - $1,025m**	**$1,030m - $1,080m**	• **Reflects solid YTD U.S. SUBLOCADE performance and U.S. pricing stability for SUBOXONE Film**
SUBLOCADE Net Revenue	**$725m - $765m**	**$765m - $785m**	• **Solid dispense volume growth in line with expectations and gross-to-net favorability**
OPVEE Net Revenue	$10m - $15m	$10m - $15m	• *No change*
Non-GAAP Gross Margin[2]	**Low to mid 80% range**	**Low to mid 80% range**	• *No change*
Non-GAAP Operating Expenses[2]	**$585m - $600m**	**$585m - $600m**	• *No change*
Non-GAAP SG&A[2]	$500m – $510m	$500m – $510m	• *No change*
R&D	$85m – $90m	$85m – $90m	• *No change*
Adjusted EBITDA[2]	**$220m - $260m**	**$275m - $300m**	• **Increase of 20% at the mid-points reflect top-line improvement**

INDIVIOR

[1] As of July 31, 2025, before exceptional items and assuming no material change in key FX rates vs. FY 2024 average rates. Financial data provided by Indivior in its press release on Form 8-K filed with the SEC on July 31, 2025.
[2] For non-GAAP guidance items, the Company has relied upon the exception in item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliations, as the reconciliations of these non-GAAP guidance metrics to their corresponding GAAP equivalents are not available without unreasonable effort; See slide 15 for details .

16

1 Financial data provided by Indivior in its press release on Form 8-K filed with the SEC on July 31, 2025. 2 Based on the midpoint of 2025 financial guidance ranges. 3 Other includes Sublingual Film/Tablets, OPVEE® & PERSERIS®. 4 2025E at the mid-point of Guidance; See Non-GAAP Financial Measures in the Appendix for reconciliation. Expect >$60m in Non-GAAP Operating Expense Savings4 SUBLOCADE net revenue Net revenue from other products3 2024 2025E2 SUBLOCADE Contribution to Total NR Expected to Increase >$60m reduction Selling, general and administrative Research and development $655m $593M Transition Year: Evolution of the Business in 20251 INVESTOR PRESENTATION | July 31, 2025 2

Key Balance Sheet Items 1 Defined as Earnings Before Interest, Taxes, Deprecation and Amortization; See Non-GAAP Financial Measures in the Appendix for reconciliation; Net Income/(loss) of ($148m) in FY 2020, $205m in FY 2021, ($42m) in FY 2022, ($126m) in FY 2023 and $7m in FY 2024. 2 Based on the midpoint of 2025 financial guidance ranges. 3 Includes benefit of approximately $120 million from timing of Medicaid rebate invoices. 4 See discussion of obligations in Note 12 in SEC filed form 10-K on March 3, 2025. *Excludes $162m in acquired in-process R&D (primarily Opiant Pharmaceuticals acquisition) $538m of cash and investments as of Q2 20253 $350m term loan maturing in 2030 with $50m revolving credit facility provides financial flexibility ~1.0x adjusted leverage ratio (as of Q2 2025, excluding legal settlements)4 $400m of share repurchases conducted since 2021 Growing Non-GAAP EBITDA1 Generating Significant Cash Flow with Strong Balance Sheet INVESTOR PRESENTATION | July 31, 2025 2

Context & Expected Benefits U.S. NR makes up 85% of total NR for FY 2024, with anticipated growth Over 70% of Indivior’s shareholders based in the U.S. Majority of stock trading volume conducted through Nasdaq listing Reduces the costs and complexities of maintaining a secondary listing Potential for further U.S. index inclusion in the future Net Revenue by Geography U.S. Net Revenue Progression May 23rd Russell U.S. Equity Indexes Preliminary Inclusion Announcement June 2nd LSE Delisting Announcement July 24th Last Day of Trading on LSE July 25th All Trading on Nasdaq Under Ticker INDV FY 23 FY 22 FY 21 FY 20 $912m $731m $603m $456m 84% 81% 76% 70% U.S. % FY 24 $1,188m 85% U.S. Rest of World $1,188m FY 2024 Capital Markets Footprint to Align with U.S. Focused Business Transition from London Stock Exchange (LSE) to Nasdaq June 30th Anticipate Inclusion in Russell U.S. Equity Indexes INVESTOR PRESENTATION | July 31, 2025

Appendix

INVESTOR PRESENTATION | JULY 31, 2025

Q2 2025 Financial Highlights

OPERATING RESULTS:

$ mil	Q2 2025	Q2 2024	Change
Net Revenue (NR):	**302**	**299**	**1%**
Gross Profit:	**250**	**220**	**14%**
Gross Margin	83%	74%	+900 bps
Non-GAAP Gross Profit:	**252**	**252**	**Flat**
Non-GAAP Gross Margin[1]	84%	84%	Flat
Operating Expenses[2]:	**(179)**	**(338)**	**(47)%**
Non-GAAP Operating Expenses[1]:	**(167)**	**(163)**	**2%**
Non-GAAP Selling and Marketing	(80)	(66)	21%
Non-GAAP General and Administrative	(66)	(71)	(7)%
Non-GAAP Research and Development	(21)	(26)	(20)%
Net Income	**18**	**(97)**	**NM**
Non-GAAP Net Income[1]	64	66	(3)%
Adjusted EBITDA[1]	**88**	**93**	**(5)%**

KEY TAKEAWAYS: (vs. Q2 2024 unless otherwise indicated)

Total Net Revenue up 1% with SUBLOCADE Net Revenue offsetting SUBOXONE Film Net Revenue erosion and PERSERIS discontinuation

SUBLOCADE Net Revenue of $209m, up 9%, reflecting solid dispense volume growth and stocking and gross-to-net favorability

U.S. Film Net Revenue benefited from price stability in the U.S. in 1H'25 and modestly higher-than-anticipated market share

Total Non-GAAP Operating Expense[1] expenses up 2%, reflecting elevated SUBLOCADE commercial investments partially offset by streamlining actions, PERSERIS discontinuation and R&D refocus

Adjusted EBITDA[1] reflects the increase in U.S. SUBLOCADE investments

INDIVIOR

[1]See non-GAAP Financial Measures in the Appendix for reconciliation; Columns and rows may not foot due to rounding. [2]GAAP Selling and Marketing Expenses were $80m in Q2 2025 and $66m in Q2 2024, GAAP Administrative and General Expenses were $78m in Q2 2025 and $86m in Q2 2024, GAAP Research and Development expenses were $21m in Q2 2025 and $26m in Q2 2024, GAAP Litigation Settlement expenses were $160m in Q2 2024

13

Cash and Borrowing Position 14 1See discussion of obligations in Note 12 in SEC filed form 10-K on March 3, 2025; Columns and rows may not foot due to rounding. 2Defined as Total Debt divided by Adjusted EBITDA for the trailing 12 months; Total debt excludes legal settlement obligations. Cash and borrowing KEY TAKEAWAYS: (vs. December 31, 2024, unless otherwise indicated) Cash & Investments of $538m1 Strong YTD cash generated by operations Net working capital benefit of approximately $120 million from timing of Medicaid rebate invoices, which we expect to reverse next quarter Adjusted leverage ratio of ~1.02 $ mil June 30, 2025  Dec 31, 2024  Cash & Cash Equivalents 510 319 ST and LT Investments 27 28 Total Cash & Investments1 538 347 Current Borrowings (18) (18) Long-Term Borrowings (308) (315) Adjusted Leverage Ratio2 ~1.0 ~1.0 INVESTOR PRESENTATION | July 31, 2025

INVESTOR PRESENTATION | JULY 31, 2025

2025 Financial Guidance Reconciliation: Introducing Adjusted EBITDA[1]

Non-GAAP Operating Expenses

4/24/25 Non-GAAP Operating Expense Guidance Reconciled

- To align with adjusted EBITDA method, excludes $25m in stock-based compensation
- Amount reflects full-year 2025 expectations when guided on 4/24/25


$610m-$625m
-$25m
$585m-$600m
Exclude Expected Stock-based Compensation
Non-GAAP Operating Expense Guided on 4/24/25
Reconciled to Align with Adjusted EBITDA

Adjusted EBITDA

4/24/25 Non-GAAP Operating Profit Guidance Reconciled to Adjusted EBITDA

- Replacing non-GAAP operating profit with adjusted EBITDA guidance metric to measure operating results and cash generation
- Adds back $25m in stock-based compensation and $10m in depreciation & certain amortization
- Amounts reflect full-year 2025 expectations when guided on 4/24/25


$185m-$225m
+$25m
+$10m
$220m-$260m
Add Back Expected Stock-based Compensation
Add Back Expected Depreciation & Amortization
Non-GAAP Operating Profit Guided on 4/24/25
Reconciled to Adjusted EBITDA

INDIVIOR

[1]For non-GAAP guidance items, the Company has relied upon the exception in item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliations, as the reconciliations of these non-GAAP guidance metrics to their corresponding GAAP equivalents are not available without unreasonable effort. Guidance and expectations provided on this slide are as of April 24, 2025.

15

Q2 2025 Financial Reconciliations INVESTOR PRESENTATION | July 31, 2025

Q2 2025 Reconciliations INVESTOR PRESENTATION | July 31, 2025

Q2 2025 Financial Reconciliations INVESTOR PRESENTATION | July 31, 2025

FY 2020–2024 Non-GAAP Operating Expense Reconciliations INVESTOR PRESENTATION | July 31, 2025 Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Reconciliation: IFRS to GAAP exceptionals within operating profit Q4 Reclassification US GAAP Operating Profit $73.209536594165002 $-,119.2966617134996 $33.694954031548903 $44.122005667998202 $31.729834580212504 IFRS exceptionals within operating profit 335 -2.8991669999999998 Debt refinance deferred costs write down (reclassified from SG&A exceptionals account back to interest expense) Adjustments within cost of sales Amortisation of acquired intangibles -11 Amortization of acquired intangibles 0 0 0 0 0 Perseris inventory write-ups 0 Discontinuation of sales & promotion of PERSERIS 0 32 10 -2 40 Note 1 Perseris intangible impairment -9 Total adjustments within cost of sales 0 32 10 -2 40 Click intangible impairment -7 Adjustments within SG&A 0 Aelis intangible impairment -28 Discontinuation of sales & promotion of PERSERIS 3 9 0 12 Note 2 Optima filler 1 Impairment of products in development 0 0 0 GAAP exceptionals within operating profit 281 Acquisition-related costs 2 2 0 0 4 check 0 U.S. listing costs 0 4 0 0 4 Restructuring - severance and other 0 0 0 12 12 1 different to IFRS re Optima filler Debt refinancing costs 0 0 0 4 4 Total adjustments within SG&A 2 9 9 16 36 Adjustments within Legal Legal costs/provision 0 160 36 -1 195 Total adjustments within Legal 0 160 36 -1 195 Adjustments within IPR&D Optima filler 1 1 Total adjustments within R&D 0 0 0 1 1 Adjustments within R&D Click contract termination fee 0 0 0 4 4 Total adjustments within R&D 0 0 0 4 4 Adjustments within net other operating income 0 Mark-to-market on equity investments 0 0 5 0 5 Income recognized in relation to a supply agreement 0 0 0 0 0 Insurance reimbursement 0 0 0 0 0 Total adjustments within other net operating income 0 0 5 0 5 Total adjustments within operating profit 2 201 60 18 281 GAAP Adjusted Operating Profit $75.209536594165002 $81.703338286500397 $93.694954031548903 $62.122005667998202 $312.72983458021253 1 Inventory write-ups (gain in IFRS) are not included in US GAAP financials. Difference between IFRS and GAAP COGS exceptionals is inventory write-ups (ie effect is additional exceptionals expense for GAAP Q2 $1m, Q3 $2m, Q4 $2m) 2 $2m severance recorded in Q2 vs Q3 for GAAP, timing difference only. No impact on full year. 42222 COGS exceptionals 8.0715786742299997E-2 32.590125518868099 10.68720459 -2.5122844623255998 40.8457614332848 76202 SG&A exceptionals 1.74639251 166.71154881000001 47.890584429999997 10.272734659629601 226.6212604096296 76203SG&A exceptionals 0 2.0943420000000001 3.2298322599999998 12.1310416278366 17.455215887836601 Total exceptionals 1.8271082967423 201.39601632886811 61.807621279999999 19.891491825140601 284.92223773075102 Reclass debt def costs amortisation -2.8991669999999998 -2.8991669999999998 Adjusted total exceptionals 1.8271082967423 201.39601632886811 61.807621279999999 16.992324825140603 282.02307073075104 check total -0.17289170325769998 0.39601632886811444 1.8076212799999993 -1.0076751748593971 1.0230707307510443 Reconciliation of EBITDA GAAP-------------------------------------------------------------------- IFRS--------------------- Q2 2025 Q1 2025 FY 2024 FY 2023 FY 2022 FY 2021 FY 2020 Net Income 18 47 7 -126 -42 205 -148 Revised 10Q Add Back: Interest Income -6 -4 -23 -43 -19 -4 -9 10K Interest Expense 15 12 41 35 27 27 26 10K Income Tax Expense / (Benefit) 44 11 13 -19 -43 -15 -25 Revised 10Q Non-GAAP adjustments in Operations 6 3 280 265 297 -25 244 IFRS to GAAP file Dep/Amort (excluding ROU Amort) 3 3 16 11 9 15 18 10K; 2021 Press Release - excluding ROU from Priyanka file Share-Based Compensation Expense 8 6 24 21 16 11 8 10K Opiant Transaction 162 Total Adjustments 70 31 351 432 287 9 262 EBITDA 88 78 358 306 245 214 114 Match 310? FY 2023 Income Statement: IFRS to US GAAP Bridge FY 2023 ($ millions, except per share data) US GAAP Adjustments IFRS Caption IFRS Total Change Reclassification US GAAP Caption US GAAP Total Net revenue $1,093 0 0 Net revenue $1,093 Cost of sales -,186 12 0 Cost of sales -,174 Gross profit 907 12 0 Gross profit 919 Selling, general & administrative -,811 3 239 Selling, general & administrative -,569 Research & development -,106 -,171 161.56400000000002 Research & development -,116 0 0 -,161.56400000000002 Acquired in-process research & development -,161.56400000000002 0 0 -,239 Litigation settlement expenses -,239 Other operating income 6 3 0 Other operating income 9 Operating profit -4 -,153 0 Income from operations -,156 Finance income 43 0 0 Interest income 43 Finance expense -38 3 0 Interest expense -35 Net finance expense 5 3 0 Interest expense, net 8 0 0 0 Other income 0 Profit before taxation 1 -,150 0 Income before income taxes -,149 Income tax benefit 1 21 0 Provision for income taxes 22 Net income $2 -,129 0 Net income $-,127 Diluted EPS $0.01 Diluted EPS $-0.95 IFRS Net Income $2 US GAAP Net Income $-,127 Adjustments within cost of sales Adjustments within cost of sales Amortization of acquired intangibles 8 Amortization of acquired intangibles 0 Total adjustments within cost of sales 8 Total adjustments within cost of sales 0 Adjustments within cost of SG&A Adjustments within cost of SG&A Legal costs/provision 240 Legal costs/provision 240 -1 Acquisition-related costs 22 Acquisition-related costs 22 537 U.S. listing costs 6 U.S. listing costs 6 Total adjustments within SG&A 268 Total adjustments within SG&A 268 Adjustments within net other operating income Adjustments within net other operating income Income recognized in relation to a supply agreement -3 Income recognized in relation to a supply agreement -3 Insurance reimbursement 0 Insurance reimbursement 0 Total adjustments within other net operating income -3 Total adjustments within other net operating income -3 Total adjustments before taxes 273 Total adjustments before taxes 265 Adjustments within tax Adjustments within tax Tax on adjustments -63 Tax on adjustments -61 Tax adjustments 11 Tax adjustments 3 Total adjustments within tax -52 Total adjustments within tax -58 Total adjustments 221 Total adjustments 207 IFRS Adjusted Net Income $223 GAAP Adjusted Net Income $80 Adjusted Diluted EPS $1.57 Adjusted Diluted EPS $0.56000000000000005 * - Columns and rows may not add and may change in final reporting due to rounding Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Q1 2025 Q2 2025 TTM Total Gross Debt 350 341 Net income (loss) 61.4 -97.293182069999986 21.5 21 7 47 18.101428300000002 107.60142830000001 Adjustments: 0 0 0 0 0 0 0 0 Interest income -7 -5.6497671480000005 -5 -5 -23 -4 -5.7200703859999997 -19.720070386 Interest expense 9 8.5183084099999995 11 13 41 12 15.398883060000001 51.398883060000003 Income tax expense (benefit) 11 -23.352700989999999 8 17 13 11 44.203073189999998 80.203073189999998 Depreciation/amortization (excluding ROU amortization) 3.1248689999999999 4 3.6567029999999998 5.8588120000000004 16.348337000000001 3 2.5500189999999998 15.065534 Non-GAAP adjustments in operating income 2 201 60 17 280 3 5.7477989999999997 85.747799000000001 Share-based compensation expense 6 6 6 6 24 6 7.9809182120000006 25.980918211999999 Total Adjustments 24.124869 190.51584027200002 83.656702999999993 53.858812 351.34833700000001 31 70.16062207600001 238.676137076 0 0 0 0 0 0 0 0 Adjusted EBITDA 85.524868999999995 93.222658202000005 105.15670299999999 74.858812 358.34833700000001 78 88.262050376000005 346.27756537599998 Adjusted Leverage 0.97670329079830498 0.98475914727461644 TTM FY Q2'2024 Q3'2024 Q4'2025 Q1'2025 TTM US 254 261 251 222 988 0.84444444444444444 US 1008 0.84848484848484851 ROW 45 46 47 44 182 0.15555555555555556 ROW 179 0.15067340067340068 299 307 298 266 1170 1188 Total Sublocade 192 191 194 176 753 0.64358974358974363 Total Sublocade 756 0.64615384615384619 PERSERIS 13 8 9 4 34 2.9% PERSERIS 40 3.4% OPVEE 15 15 1.3% OPVEE 15 1.3% ROW - Ex 32 33 33 31 129 0.11025641025641025 ROW - Ex 127 0.10854700854700855 SUBOXONE 62 60 62 55 239 0.20427350427350427 SUBOXONE 250 0.21367521367521367 299 307 298 266 1170 100.0% 1188 1.0153846153846153 FY 2022 Income Statement: IFRS to US GAAP Bridge FY 2022 ($ millions, except per share data) US GAAP Adjustments IFRS Caption IFRS Total Change Reclassification US GAAP Caption US GAAP Total Net revenue $901 0 0 Net revenue $901 Cost of sales -,159 8 0 Cost of sales -,151 Gross profit 742 8 0 Gross profit 749 Selling, general & administrative -,763 -2 296 Selling, general & administrative -,469 Research & development -72 -2 0 Research & development -74 0 0 0 Acquired in-process research & development 0 0 0 -,296 Litigation settlement expenses -,296 Other operating income 8 0 0 Other operating income 8 Operating profit -85 4 0 Income from operations -81 Finance income 19 0 0 Interest income 19 Finance expense -29 2 0 Interest expense -27 Net finance expense -10 2 0 Interest expense, net -8 0 0 0 Other income 0 Profit before taxation -95 6 0 Income before income taxes -89 Income tax benefit 42 3 0 Provision for income taxes 44 Net income $-53 9 0 Net income -44 Diluted EPS $-0.38 Diluted EPS $-0.32 IFRS Net Income $-53 US GAAP Net Income $-44 Adjustments within cost of sales Adjustments within cost of sales Amortization of acquired intangibles 0 Amortization of acquired intangibles $0 Total adjustments within cost of sales 0 Total adjustments within cost of sales 0 Adjustments within SG&A Adjustments within SG&A Legal costs/provision 296 Legal costs/provision 296 Acquisition-related costs 0 Acquisition-related costs 0 U.S. listing costs 6 U.S. listing costs 6 Total adjustments within SG&A 302 Total adjustments within SG&A 302 Adjustments within net other operating income Adjustments within net other operating income Income recognized in relation to a supply agreement 0 Income recognized in relation to a supply agreement 0 Insurance reimbursement -5 Insurance reimbursement -5 Total adjustments within other net operating income -5 Total adjustments within other net operating income -5 Total adjustments before taxes 297 Total adjustments before taxes 297 Adjustments within tax Adjustments within tax Tax on adjustments -57 Tax on adjustments -57 Tax adjustments -18 Tax adjustments -20 Total adjustments within tax -75 Total adjustments within tax -77 Total adjustments 222 Total adjustments 220 IFRS Adjusted Net Income $169 GAAP Adjusted Net Income $176 Adjusted diluted EPS $1.1599999999999999 Adjusted diluted EPS $1.21 * - Columns and rows may not add and may change in final reporting due to rounding Reconciliation of Net Income to Non-GAAP Operating Income ($m) GAAP-------------------------------- IFRS-------------------- 2024 2023 2022 2021 2020 Net Income 7 -126 -42 205 -148 Revised 10Q Net Finance Income -23 -43 -19 -4 -9 10K Net Finance Expense 41 35 27 27 26 10K Income Tax Expense 13 -19 -43 -15 -25 Revised 10Q Total Adjustments 281 265 297 -25 244 2021-2020 from press Q4 2021 press release - total exceptionals Acquired In-process R&D 1 162 - - - Non-GAAP Operating Income 320 274 220 188 88 Net Revenue 1,188 1,093 901 791 647 Non-GAAP Operating Margin 0.26936026936026936 0.25068618481244281 0.24417314095449499 0.23767383059418457 0.13601236476043277 Reconciliation of Non-GAAP operating expenses GAAP-------------------------------- IFRS-------------------- 2024 2023 2022 2021 2020 Total Operating Expenses, net 919 1072 827 451 706 Other operating expense (income), net -4 9 8 32 - Acquired In-process R&D -1 -161.56400000000002 - - - Non-GAAP adjustments -235 -268 -302 -6 -244 Share based compesation -24 -22 -16 -11 -8 Non-GAAP operating expenses 655 630.43599999999992 517 466 454 Net Revenue 1,188 1,093 901 791 647 Non-GAAP operating expense % 0.55134680134680136 0.5767941445562671 0.57380688124306323 0.58912768647281921 0.70170015455950541 Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Reconciliation: IFRS to GAAP exceptionals within operating profit Q4 Reclassification US GAAP Operating Profit $73.209536594165002 $-,119.2966617134996 $33.694954031548903 $44.122005667998202 $31.729834580212504 IFRS exceptionals within operating profit 335 -2.8991669999999998 Debt refinance deferred costs write down (reclassified from SG&A exceptionals account back to interest expense) Adjustments within cost of sales Amortisation of acquired intangibles -11 Amortization of acquired intangibles 0 0 0 0 0 Perseris inventory write-ups 0 Discontinuation of sales & promotion of PERSERIS 0 32 10 -2 40 Note 1 Perseris intangible impairment -9 Total adjustments within cost of sales 0 32 10 -2 40 Click intangible impairment -7 Adjustments within SG&A 0 Aelis intangible impairment -28 Discontinuation of sales & promotion of PERSERIS 3 9 0 12 Note 2 Optima filler 1 Impairment of products in development 0 0 0 GAAP exceptionals within operating profit 281 Acquisition-related costs 2 2 0 0 4 check 0 U.S. listing costs 0 4 0 0 4 Restructuring - severance and other 0 0 0 12 12 1 different to IFRS re Optima filler Debt refinancing costs 0 0 0 4 4 Total adjustments within SG&A 2 9 9 16 36 Adjustments within Legal Legal costs/provision 0 160 36 -1 195 Total adjustments within Legal 0 160 36 -1 195 Adjustments within IPR&D Optima filler 1 1 Total adjustments within R&D 0 0 0 1 1 Adjustments within R&D Click contract termination fee 0 0 0 4 4 Total adjustments within R&D 0 0 0 4 4 Adjustments within net other operating income 0 Mark-to-market on equity investments 0 0 5 0 5 Income recognized in relation to a supply agreement 0 0 0 0 0 Insurance reimbursement 0 0 0 0 0 Total adjustments within other net operating income 0 0 5 0 5 Total adjustments within operating profit 2 201 60 18 281 GAAP Adjusted Operating Profit $75.209536594165002 $81.703338286500397 $93.694954031548903 $62.122005667998202 $312.72983458021253 1 Inventory write-ups (gain in IFRS) are not included in US GAAP financials. Difference between IFRS and GAAP COGS exceptionals is inventory write-ups (ie effect is additional exceptionals expense for GAAP Q2 $1m, Q3 $2m, Q4 $2m) 2 $2m severance recorded in Q2 vs Q3 for GAAP, timing difference only. No impact on full year. 42222 COGS exceptionals 8.0715786742299997E-2 32.590125518868099 10.68720459 -2.5122844623255998 40.8457614332848 76202 SG&A exceptionals 1.74639251 166.71154881000001 47.890584429999997 10.272734659629601 226.6212604096296 76203SG&A exceptionals 0 2.0943420000000001 3.2298322599999998 12.1310416278366 17.455215887836601 Total exceptionals 1.8271082967423 201.39601632886811 61.807621279999999 19.891491825140601 284.92223773075102 Reclass debt def costs amortisation -2.8991669999999998 -2.8991669999999998 Adjusted total exceptionals 1.8271082967423 201.39601632886811 61.807621279999999 16.992324825140603 282.02307073075104 check total -0.17289170325769998 0.39601632886811444 1.8076212799999993 -1.0076751748593971 1.0230707307510443 Reconciliation of EBITDA GAAP-------------------------------------------------------------------- IFRS--------------------- Q2 2025 Q1 2025 FY 2024 FY 2023 FY 2022 FY 2021 FY 2020 Net Income 18 47 7 -126 -42 205 -148 Revised 10Q Add Back: Interest Income -6 -4 -23 -43 -19 -4 -9 10K Interest Expense 15 12 41 35 27 27 26 10K Income Tax Expense / (Benefit) 44 11 13 -19 -43 -15 -25 Revised 10Q Non-GAAP adjustments in Operations 6 3 280 265 297 -25 244 IFRS to GAAP file Dep/Amort (excluding ROU Amort) 3 3 16 11 9 15 18 10K; 2021 Press Release - excluding ROU from Priyanka file Share-Based Compensation Expense 8 6 24 21 16 11 8 10K Opiant Transaction 162 Total Adjustments 70 31 351 432 287 9 262 EBITDA 88 78 358 306 245 214 114 Match 310? FY 2023 Income Statement: IFRS to US GAAP Bridge FY 2023 ($ millions, except per share data) US GAAP Adjustments IFRS Caption IFRS Total Change Reclassification US GAAP Caption US GAAP Total Net revenue $1,093 0 0 Net revenue $1,093 Cost of sales -,186 12 0 Cost of sales -,174 Gross profit 907 12 0 Gross profit 919 Selling, general & administrative -,811 3 239 Selling, general & administrative -,569 Research & development -,106 -,171 161.56400000000002 Research & development -,116 0 0 -,161.56400000000002 Acquired in-process research & development -,161.56400000000002 0 0 -,239 Litigation settlement expenses -,239 Other operating income 6 3 0 Other operating income 9 Operating profit -4 -,153 0 Income from operations -,156 Finance income 43 0 0 Interest income 43 Finance expense -38 3 0 Interest expense -35 Net finance expense 5 3 0 Interest expense, net 8 0 0 0 Other income 0 Profit before taxation 1 -,150 0 Income before income taxes -,149 Income tax benefit 1 21 0 Provision for income taxes 22 Net income $2 -,129 0 Net income $-,127 Diluted EPS $0.01 Diluted EPS $-0.95 IFRS Net Income $2 US GAAP Net Income $-,127 Adjustments within cost of sales Adjustments within cost of sales Amortization of acquired intangibles 8 Amortization of acquired intangibles 0 Total adjustments within cost of sales 8 Total adjustments within cost of sales 0 Adjustments within cost of SG&A Adjustments within cost of SG&A Legal costs/provision 240 Legal costs/provision 240 -1 Acquisition-related costs 22 Acquisition-related costs 22 537 U.S. listing costs 6 U.S. listing costs 6 Total adjustments within SG&A 268 Total adjustments within SG&A 268 Adjustments within net other operating income Adjustments within net other operating income Income recognized in relation to a supply agreement -3 Income recognized in relation to a supply agreement -3 Insurance reimbursement 0 Insurance reimbursement 0 Total adjustments within other net operating income -3 Total adjustments within other net operating income -3 Total adjustments before taxes 273 Total adjustments before taxes 265 Adjustments within tax Adjustments within tax Tax on adjustments -63 Tax on adjustments -61 Tax adjustments 11 Tax adjustments 3 Total adjustments within tax -52 Total adjustments within tax -58 Total adjustments 221 Total adjustments 207 IFRS Adjusted Net Income $223 GAAP Adjusted Net Income $80 Adjusted Diluted EPS $1.57 Adjusted Diluted EPS $0.56000000000000005 * - Columns and rows may not add and may change in final reporting due to rounding Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Q1 2025 Q2 2025 TTM Total Gross Debt 350 341 Net income (loss) 61.4 -97.293182069999986 21.5 21 7 47 18.101428300000002 107.60142830000001 Adjustments: 0 0 0 0 0 0 0 0 Interest income -7 -5.6497671480000005 -5 -5 -23 -4 -5.7200703859999997 -19.720070386 Interest expense 9 8.5183084099999995 11 13 41 12 15.398883060000001 51.398883060000003 Income tax expense (benefit) 11 -23.352700989999999 8 17 13 11 44.203073189999998 80.203073189999998 Depreciation/amortization (excluding ROU amortization) 3.1248689999999999 4 3.6567029999999998 5.8588120000000004 16.348337000000001 3 2.5500189999999998 15.065534 Non-GAAP adjustments in operating income 2 201 60 17 280 3 5.7477989999999997 85.747799000000001 Share-based compensation expense 6 6 6 6 24 6 7.9809182120000006 25.980918211999999 Total Adjustments 24.124869 190.51584027200002 83.656702999999993 53.858812 351.34833700000001 31 70.16062207600001 238.676137076 0 0 0 0 0 0 0 0 Adjusted EBITDA 85.524868999999995 93.222658202000005 105.15670299999999 74.858812 358.34833700000001 78 88.262050376000005 346.27756537599998 Adjusted Leverage 0.97670329079830498 0.98475914727461644 TTM FY Q2'2024 Q3'2024 Q4'2025 Q1'2025 TTM US 254 261 251 222 988 0.84444444444444444 US 1008 0.84848484848484851 ROW 45 46 47 44 182 0.15555555555555556 ROW 179 0.15067340067340068 299 307 298 266 1170 1188 Total Sublocade 192 191 194 176 753 0.64358974358974363 Total Sublocade 756 0.64615384615384619 PERSERIS 13 8 9 4 34 2.9% PERSERIS 40 3.4% OPVEE 15 15 1.3% OPVEE 15 1.3% ROW - Ex 32 33 33 31 129 0.11025641025641025 ROW - Ex 127 0.10854700854700855 SUBOXONE 62 60 62 55 239 0.20427350427350427 SUBOXONE 250 0.21367521367521367 299 307 298 266 1170 100.0% 1188 1.0153846153846153 FY 2022 Income Statement: IFRS to US GAAP Bridge FY 2022 ($ millions, except per share data) US GAAP Adjustments IFRS Caption IFRS Total Change Reclassification US GAAP Caption US GAAP Total Net revenue $901 0 0 Net revenue $901 Cost of sales -,159 8 0 Cost of sales -,151 Gross profit 742 8 0 Gross profit 749 Selling, general & administrative -,763 -2 296 Selling, general & administrative -,469 Research & development -72 -2 0 Research & development -74 0 0 0 Acquired in-process research & development 0 0 0 -,296 Litigation settlement expenses -,296 Other operating income 8 0 0 Other operating income 8 Operating profit -85 4 0 Income from operations -81 Finance income 19 0 0 Interest income 19 Finance expense -29 2 0 Interest expense -27 Net finance expense -10 2 0 Interest expense, net -8 0 0 0 Other income 0 Profit before taxation -95 6 0 Income before income taxes -89 Income tax benefit 42 3 0 Provision for income taxes 44 Net income $-53 9 0 Net income -44 Diluted EPS $-0.38 Diluted EPS $-0.32 IFRS Net Income $-53 US GAAP Net Income $-44 Adjustments within cost of sales Adjustments within cost of sales Amortization of acquired intangibles 0 Amortization of acquired intangibles $0 Total adjustments within cost of sales 0 Total adjustments within cost of sales 0 Adjustments within SG&A Adjustments within SG&A Legal costs/provision 296 Legal costs/provision 296 Acquisition-related costs 0 Acquisition-related costs 0 U.S. listing costs 6 U.S. listing costs 6 Total adjustments within SG&A 302 Total adjustments within SG&A 302 Adjustments within net other operating income Adjustments within net other operating income Income recognized in relation to a supply agreement 0 Income recognized in relation to a supply agreement 0 Insurance reimbursement -5 Insurance reimbursement -5 Total adjustments within other net operating income -5 Total adjustments within other net operating income -5 Total adjustments before taxes 297 Total adjustments before taxes 297 Adjustments within tax Adjustments within tax Tax on adjustments -57 Tax on adjustments -57 Tax adjustments -18 Tax adjustments -20 Total adjustments within tax -75 Total adjustments within tax -77 Total adjustments 222 Total adjustments 220 IFRS Adjusted Net Income $169 GAAP Adjusted Net Income $176 Adjusted diluted EPS $1.1599999999999999 Adjusted diluted EPS $1.21 * - Columns and rows may not add and may change in final reporting due to rounding Reconciliation of Net Income to Non-GAAP Operating Income ($m) GAAP-------------------------------- IFRS-------------------- 2024 2023 2022 2021 2020 Net Income 7 -126 -42 205 -148 Revised 10Q Net Finance Income -23 -43 -19 -4 -9 10K Net Finance Expense 41 35 27 27 26 10K Income Tax Expense 13 -19 -43 -15 -25 Revised 10Q Total Adjustments 281 265 297 -25 244 2021-2020 from press Q4 2021 press release - total exceptionals Acquired In-process R&D 1 162 - - - Non-GAAP Operating Income 320 274 220 188 88 Net Revenue 1,188 1,093 901 791 647 Non-GAAP Operating Margin 0.26936026936026936 0.25068618481244281 0.24417314095449499 0.23767383059418457 0.13601236476043277 Reconciliation of Non-GAAP operating expenses GAAP-------------------------------- IFRS-------------------- 2024 2023 2022 2021 2020 Total Operating Expenses, net 919 1072 827 451 706 Other operating expense (income), net -4 9 8 32 - Acquired In-process R&D -1 -161.56400000000002 - - - Non-GAAP adjustments -235 -268 -302 -6 -244 Share based compesation -24 -22 -16 -11 -8 Non-GAAP operating expenses 655 630.43599999999992 517 466 454 Net Revenue 1,188 1,093 901 791 647 Non-GAAP operating expense % 0.55134680134680136 0.5767941445562671 0.57380688124306323 0.58912768647281921 0.70170015455950541

FY 2020–2025 Q2 EBTIDA Reconciliations INVESTOR PRESENTATION | July 31, 2025 Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Reconciliation: IFRS to GAAP exceptionals within operating profit Q4 Reclassification US GAAP Operating Profit $73.209536594165002 $-,119.2966617134996 $33.694954031548903 $44.122005667998202 $31.729834580212504 IFRS exceptionals within operating profit 335 -2.8991669999999998 Debt refinance deferred costs write down (reclassified from SG&A exceptionals account back to interest expense) Adjustments within cost of sales Amortisation of acquired intangibles -11 Amortization of acquired intangibles 0 0 0 0 0 Perseris inventory write-ups 0 Discontinuation of sales & promotion of PERSERIS 0 32 10 -2 40 Note 1 Perseris intangible impairment -9 Total adjustments within cost of sales 0 32 10 -2 40 Click intangible impairment -7 Adjustments within SG&A 0 Aelis intangible impairment -28 Discontinuation of sales & promotion of PERSERIS 3 9 0 12 Note 2 Optima filler 1 Impairment of products in development 0 0 0 GAAP exceptionals within operating profit 281 Acquisition-related costs 2 2 0 0 4 check 0 U.S. listing costs 0 4 0 0 4 Restructuring - severance and other 0 0 0 12 12 1 different to IFRS re Optima filler Debt refinancing costs 0 0 0 4 4 Total adjustments within SG&A 2 9 9 16 36 Adjustments within Legal Legal costs/provision 0 160 36 -1 195 Total adjustments within Legal 0 160 36 -1 195 Adjustments within IPR&D Optima filler 1 1 Total adjustments within R&D 0 0 0 1 1 Adjustments within R&D Click contract termination fee 0 0 0 4 4 Total adjustments within R&D 0 0 0 4 4 Adjustments within net other operating income 0 Mark-to-market on equity investments 0 0 5 0 5 Income recognized in relation to a supply agreement 0 0 0 0 0 Insurance reimbursement 0 0 0 0 0 Total adjustments within other net operating income 0 0 5 0 5 Total adjustments within operating profit 2 201 60 18 281 GAAP Adjusted Operating Profit $75.209536594165002 $81.703338286500397 $93.694954031548903 $62.122005667998202 $312.72983458021253 1 Inventory write-ups (gain in IFRS) are not included in US GAAP financials. Difference between IFRS and GAAP COGS exceptionals is inventory write-ups (ie effect is additional exceptionals expense for GAAP Q2 $1m, Q3 $2m, Q4 $2m) 2 $2m severance recorded in Q2 vs Q3 for GAAP, timing difference only. No impact on full year. 42222 COGS exceptionals 8.0715786742299997E-2 32.590125518868099 10.68720459 -2.5122844623255998 40.8457614332848 76202 SG&A exceptionals 1.74639251 166.71154881000001 47.890584429999997 10.272734659629601 226.6212604096296 76203SG&A exceptionals 0 2.0943420000000001 3.2298322599999998 12.1310416278366 17.455215887836601 Total exceptionals 1.8271082967423 201.39601632886811 61.807621279999999 19.891491825140601 284.92223773075102 Reclass debt def costs amortisation -2.8991669999999998 -2.8991669999999998 Adjusted total exceptionals 1.8271082967423 201.39601632886811 61.807621279999999 16.992324825140603 282.02307073075104 check total -0.17289170325769998 0.39601632886811444 1.8076212799999993 -1.0076751748593971 1.0230707307510443 Reconciliation of EBITDA GAAP-------------------------------------------------------------------- IFRS--------------------- Q2 2025 Q1 2025 FY 2024 FY 2023 FY 2022 FY 2021 FY 2020 Net Income 18 47 7 -126 -42 205 -148 Revised 10Q Add Back: Interest Income -6 -4 -23 -43 -19 -4 -9 10K Interest Expense 15 12 41 35 27 27 26 10K Income Tax Expense / (Benefit) 44 11 13 -19 -43 -15 -25 Revised 10Q Non-GAAP adjustments in Operations 6 3 280 265 297 -25 244 IFRS to GAAP file Dep/Amort (excluding ROU Amort) 3 3 16 11 9 15 18 10K; 2021 Press Release - excluding ROU from Priyanka file Share-Based Compensation Expense 8 6 24 21 16 11 8 10K Opiant Transaction 162 Total Adjustments 70 31 351 432 287 9 262 EBITDA 88 78 358 306 245 214 114 FY 2023 Income Statement: IFRS to US GAAP Bridge FY 2023 ($ millions, except per share data) US GAAP Adjustments IFRS Caption IFRS Total Change Reclassification US GAAP Caption US GAAP Total Net revenue $1,093 0 0 Net revenue $1,093 Cost of sales -,186 12 0 Cost of sales -,174 Gross profit 907 12 0 Gross profit 919 Selling, general & administrative -,811 3 239 Selling, general & administrative -,569 Research & development -,106 -,171 161.56400000000002 Research & development -,116 0 0 -,161.56400000000002 Acquired in-process research & development -,161.56400000000002 0 0 -,239 Litigation settlement expenses -,239 Other operating income 6 3 0 Other operating income 9 Operating profit -4 -,153 0 Income from operations -,156 Finance income 43 0 0 Interest income 43 Finance expense -38 3 0 Interest expense -35 Net finance expense 5 3 0 Interest expense, net 8 0 0 0 Other income 0 Profit before taxation 1 -,150 0 Income before income taxes -,149 Income tax benefit 1 21 0 Provision for income taxes 22 Net income $2 -,129 0 Net income $-,127 Diluted EPS $0.01 Diluted EPS $-0.95 IFRS Net Income $2 US GAAP Net Income $-,127 Adjustments within cost of sales Adjustments within cost of sales Amortization of acquired intangibles 8 Amortization of acquired intangibles 0 Total adjustments within cost of sales 8 Total adjustments within cost of sales 0 Adjustments within cost of SG&A Adjustments within cost of SG&A Legal costs/provision 240 Legal costs/provision 240 -1 Acquisition-related costs 22 Acquisition-related costs 22 537 U.S. listing costs 6 U.S. listing costs 6 Total adjustments within SG&A 268 Total adjustments within SG&A 268 Adjustments within net other operating income Adjustments within net other operating income Income recognized in relation to a supply agreement -3 Income recognized in relation to a supply agreement -3 Insurance reimbursement 0 Insurance reimbursement 0 Total adjustments within other net operating income -3 Total adjustments within other net operating income -3 Total adjustments before taxes 273 Total adjustments before taxes 265 Adjustments within tax Adjustments within tax Tax on adjustments -63 Tax on adjustments -61 Tax adjustments 11 Tax adjustments 3 Total adjustments within tax -52 Total adjustments within tax -58 Total adjustments 221 Total adjustments 207 IFRS Adjusted Net Income $223 GAAP Adjusted Net Income $80 Adjusted Diluted EPS $1.57 Adjusted Diluted EPS $0.56000000000000005 * - Columns and rows may not add and may change in final reporting due to rounding Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Q1 2025 Q2 2025 TTM Total Gross Debt 350 341 Net income (loss) 61.4 -97.293182069999986 21.5 21 7 47 18.101428300000002 107.60142830000001 Adjustments: 0 0 0 0 0 0 0 0 Interest income -7 -5.6497671480000005 -5 -5 -23 -4 -5.7200703859999997 -19.720070386 Interest expense 9 8.5183084099999995 11 13 41 12 15.398883060000001 51.398883060000003 Income tax expense (benefit) 11 -23.352700989999999 8 17 13 11 44.203073189999998 80.203073189999998 Depreciation/amortization (excluding ROU amortization) 3.1248689999999999 4 3.6567029999999998 5.8588120000000004 16.348337000000001 3 2.5500189999999998 15.065534 Non-GAAP adjustments in operating income 2 201 60 17 280 3 5.7477989999999997 85.747799000000001 Share-based compensation expense 6 6 6 6 24 6 7.9809182120000006 25.980918211999999 Total Adjustments 24.124869 190.51584027200002 83.656702999999993 53.858812 351.34833700000001 31 70.16062207600001 238.676137076 0 0 0 0 0 0 0 0 Adjusted EBITDA 85.524868999999995 93.222658202000005 105.15670299999999 74.858812 358.34833700000001 78 88.262050376000005 346.27756537599998 Adjusted Leverage 0.97670329079830498 0.98475914727461644 TTM FY Q2'2024 Q3'2024 Q4'2025 Q1'2025 TTM US 254 261 251 222 988 0.84444444444444444 US 1008 0.84848484848484851 ROW 45 46 47 44 182 0.15555555555555556 ROW 179 0.15067340067340068 299 307 298 266 1170 1188 Total Sublocade 192 191 194 176 753 0.64358974358974363 Total Sublocade 756 0.64615384615384619 PERSERIS 13 8 9 4 34 2.9% PERSERIS 40 3.4% OPVEE 15 15 1.3% OPVEE 15 1.3% ROW - Ex 32 33 33 31 129 0.11025641025641025 ROW - Ex 127 0.10854700854700855 SUBOXONE 62 60 62 55 239 0.20427350427350427 SUBOXONE 250 0.21367521367521367 299 307 298 266 1170 100.0% 1188 1.0153846153846153 FY 2022 Income Statement: IFRS to US GAAP Bridge FY 2022 ($ millions, except per share data) US GAAP Adjustments IFRS Caption IFRS Total Change Reclassification US GAAP Caption US GAAP Total Net revenue $901 0 0 Net revenue $901 Cost of sales -,159 8 0 Cost of sales -,151 Gross profit 742 8 0 Gross profit 749 Selling, general & administrative -,763 -2 296 Selling, general & administrative -,469 Research & development -72 -2 0 Research & development -74 0 0 0 Acquired in-process research & development 0 0 0 -,296 Litigation settlement expenses -,296 Other operating income 8 0 0 Other operating income 8 Operating profit -85 4 0 Income from operations -81 Finance income 19 0 0 Interest income 19 Finance expense -29 2 0 Interest expense -27 Net finance expense -10 2 0 Interest expense, net -8 0 0 0 Other income 0 Profit before taxation -95 6 0 Income before income taxes -89 Income tax benefit 42 3 0 Provision for income taxes 44 Net income $-53 9 0 Net income -44 Diluted EPS $-0.38 Diluted EPS $-0.32 IFRS Net Income $-53 US GAAP Net Income $-44 Adjustments within cost of sales Adjustments within cost of sales Amortization of acquired intangibles 0 Amortization of acquired intangibles $0 Total adjustments within cost of sales 0 Total adjustments within cost of sales 0 Adjustments within SG&A Adjustments within SG&A Legal costs/provision 296 Legal costs/provision 296 Acquisition-related costs 0 Acquisition-related costs 0 U.S. listing costs 6 U.S. listing costs 6 Total adjustments within SG&A 302 Total adjustments within SG&A 302 Adjustments within net other operating income Adjustments within net other operating income Income recognized in relation to a supply agreement 0 Income recognized in relation to a supply agreement 0 Insurance reimbursement -5 Insurance reimbursement -5 Total adjustments within other net operating income -5 Total adjustments within other net operating income -5 Total adjustments before taxes 297 Total adjustments before taxes 297 Adjustments within tax Adjustments within tax Tax on adjustments -57 Tax on adjustments -57 Tax adjustments -18 Tax adjustments -20 Total adjustments within tax -75 Total adjustments within tax -77 Total adjustments 222 Total adjustments 220 IFRS Adjusted Net Income $169 GAAP Adjusted Net Income $176 Adjusted diluted EPS $1.1599999999999999 Adjusted diluted EPS $1.21 * - Columns and rows may not add and may change in final reporting due to rounding Reconciliation of Net Income to Non-GAAP Operating Income ($m) GAAP-------------------------------- IFRS-------------------- 2024 2023 2022 2021 2020 Net Income 7 -126 -42 205 -148 Revised 10Q Net Finance Income -23 -43 -19 -4 -9 10K Net Finance Expense 41 35 27 27 26 10K Income Tax Expense 13 -19 -43 -15 -25 Revised 10Q Total Adjustments 281 265 297 -25 244 2021-2020 from press Q4 2021 press release - total exceptionals Acquired In-process R&D 1 162 - - - Non-GAAP Operating Income 320 274 220 188 88 Net Revenue 1,188 1,093 901 791 647 Non-GAAP Operating Margin 0.26936026936026936 0.25068618481244281 0.24417314095449499 0.23767383059418457 0.13601236476043277 Reconciliation of Non-GAAP operating expenses GAAP-------------------------------- IFRS-------------------- 2024 2023 2022 2021 2020 Total Operating Expenses, net 919 1072 827 451 706 Other operating expense (income), net -4 9 8 32 - Acquired In-process R&D -1 -161.56400000000002 - - - Non-GAAP adjustments -235 -268 -302 -6 -244 Share based compesation -24 -22 -16 -11 -8 Non-GAAP operating expenses 655 630.43599999999992 517 466 454 Net Revenue 1,188 1,093 901 791 647 Non-GAAP operating expense % 0.55134680134680136 0.5767941445562671 0.57380688124306323 0.58912768647281921 0.70170015455950541 Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Reconciliation: IFRS to GAAP exceptionals within operating profit Q4 Reclassification US GAAP Operating Profit $73.209536594165002 $-,119.2966617134996 $33.694954031548903 $44.122005667998202 $31.729834580212504 IFRS exceptionals within operating profit 335 -2.8991669999999998 Debt refinance deferred costs write down (reclassified from SG&A exceptionals account back to interest expense) Adjustments within cost of sales Amortisation of acquired intangibles -11 Amortization of acquired intangibles 0 0 0 0 0 Perseris inventory write-ups 0 Discontinuation of sales & promotion of PERSERIS 0 32 10 -2 40 Note 1 Perseris intangible impairment -9 Total adjustments within cost of sales 0 32 10 -2 40 Click intangible impairment -7 Adjustments within SG&A 0 Aelis intangible impairment -28 Discontinuation of sales & promotion of PERSERIS 3 9 0 12 Note 2 Optima filler 1 Impairment of products in development 0 0 0 GAAP exceptionals within operating profit 281 Acquisition-related costs 2 2 0 0 4 check 0 U.S. listing costs 0 4 0 0 4 Restructuring - severance and other 0 0 0 12 12 1 different to IFRS re Optima filler Debt refinancing costs 0 0 0 4 4 Total adjustments within SG&A 2 9 9 16 36 Adjustments within Legal Legal costs/provision 0 160 36 -1 195 Total adjustments within Legal 0 160 36 -1 195 Adjustments within IPR&D Optima filler 1 1 Total adjustments within R&D 0 0 0 1 1 Adjustments within R&D Click contract termination fee 0 0 0 4 4 Total adjustments within R&D 0 0 0 4 4 Adjustments within net other operating income 0 Mark-to-market on equity investments 0 0 5 0 5 Income recognized in relation to a supply agreement 0 0 0 0 0 Insurance reimbursement 0 0 0 0 0 Total adjustments within other net operating income 0 0 5 0 5 Total adjustments within operating profit 2 201 60 18 281 GAAP Adjusted Operating Profit $75.209536594165002 $81.703338286500397 $93.694954031548903 $62.122005667998202 $312.72983458021253 1 Inventory write-ups (gain in IFRS) are not included in US GAAP financials. Difference between IFRS and GAAP COGS exceptionals is inventory write-ups (ie effect is additional exceptionals expense for GAAP Q2 $1m, Q3 $2m, Q4 $2m) 2 $2m severance recorded in Q2 vs Q3 for GAAP, timing difference only. No impact on full year. 42222 COGS exceptionals 8.0715786742299997E-2 32.590125518868099 10.68720459 -2.5122844623255998 40.8457614332848 76202 SG&A exceptionals 1.74639251 166.71154881000001 47.890584429999997 10.272734659629601 226.6212604096296 76203SG&A exceptionals 0 2.0943420000000001 3.2298322599999998 12.1310416278366 17.455215887836601 Total exceptionals 1.8271082967423 201.39601632886811 61.807621279999999 19.891491825140601 284.92223773075102 Reclass debt def costs amortisation -2.8991669999999998 -2.8991669999999998 Adjusted total exceptionals 1.8271082967423 201.39601632886811 61.807621279999999 16.992324825140603 282.02307073075104 check total -0.17289170325769998 0.39601632886811444 1.8076212799999993 -1.0076751748593971 1.0230707307510443 Reconciliation of EBITDA GAAP-------------------------------------------------------------------- IFRS--------------------- Q2 2025 Q1 2025 FY 2024 FY 2023 FY 2022 FY 2021 FY 2020 Net Income 18 47 7 -126 -42 205 -148 Revised 10Q Add Back: Interest Income -6 -4 -23 -43 -19 -4 -9 10K Interest Expense 15 12 41 35 27 27 26 10K Income Tax Expense / (Benefit) 44 11 13 -19 -43 -15 -25 Revised 10Q Non-GAAP adjustments in Operations 6 3 280 265 297 -25 244 IFRS to GAAP file Dep/Amort (excluding ROU Amort) 3 3 16 11 9 15 18 10K; 2021 Press Release - excluding ROU from Priyanka file Share-Based Compensation Expense 8 6 24 21 16 11 8 10K Opiant Transaction 162 Total Adjustments 70 31 351 432 287 9 262 EBITDA 88 78 358 306 245 214 114 FY 2023 Income Statement: IFRS to US GAAP Bridge FY 2023 ($ millions, except per share data) US GAAP Adjustments IFRS Caption IFRS Total Change Reclassification US GAAP Caption US GAAP Total Net revenue $1,093 0 0 Net revenue $1,093 Cost of sales -,186 12 0 Cost of sales -,174 Gross profit 907 12 0 Gross profit 919 Selling, general & administrative -,811 3 239 Selling, general & administrative -,569 Research & development -,106 -,171 161.56400000000002 Research & development -,116 0 0 -,161.56400000000002 Acquired in-process research & development -,161.56400000000002 0 0 -,239 Litigation settlement expenses -,239 Other operating income 6 3 0 Other operating income 9 Operating profit -4 -,153 0 Income from operations -,156 Finance income 43 0 0 Interest income 43 Finance expense -38 3 0 Interest expense -35 Net finance expense 5 3 0 Interest expense, net 8 0 0 0 Other income 0 Profit before taxation 1 -,150 0 Income before income taxes -,149 Income tax benefit 1 21 0 Provision for income taxes 22 Net income $2 -,129 0 Net income $-,127 Diluted EPS $0.01 Diluted EPS $-0.95 IFRS Net Income $2 US GAAP Net Income $-,127 Adjustments within cost of sales Adjustments within cost of sales Amortization of acquired intangibles 8 Amortization of acquired intangibles 0 Total adjustments within cost of sales 8 Total adjustments within cost of sales 0 Adjustments within cost of SG&A Adjustments within cost of SG&A Legal costs/provision 240 Legal costs/provision 240 -1 Acquisition-related costs 22 Acquisition-related costs 22 537 U.S. listing costs 6 U.S. listing costs 6 Total adjustments within SG&A 268 Total adjustments within SG&A 268 Adjustments within net other operating income Adjustments within net other operating income Income recognized in relation to a supply agreement -3 Income recognized in relation to a supply agreement -3 Insurance reimbursement 0 Insurance reimbursement 0 Total adjustments within other net operating income -3 Total adjustments within other net operating income -3 Total adjustments before taxes 273 Total adjustments before taxes 265 Adjustments within tax Adjustments within tax Tax on adjustments -63 Tax on adjustments -61 Tax adjustments 11 Tax adjustments 3 Total adjustments within tax -52 Total adjustments within tax -58 Total adjustments 221 Total adjustments 207 IFRS Adjusted Net Income $223 GAAP Adjusted Net Income $80 Adjusted Diluted EPS $1.57 Adjusted Diluted EPS $0.56000000000000005 * - Columns and rows may not add and may change in final reporting due to rounding Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Q1 2025 Q2 2025 TTM Total Gross Debt 350 341 Net income (loss) 61.4 -97.293182069999986 21.5 21 7 47 18.101428300000002 107.60142830000001 Adjustments: 0 0 0 0 0 0 0 0 Interest income -7 -5.6497671480000005 -5 -5 -23 -4 -5.7200703859999997 -19.720070386 Interest expense 9 8.5183084099999995 11 13 41 12 15.398883060000001 51.398883060000003 Income tax expense (benefit) 11 -23.352700989999999 8 17 13 11 44.203073189999998 80.203073189999998 Depreciation/amortization (excluding ROU amortization) 3.1248689999999999 4 3.6567029999999998 5.8588120000000004 16.348337000000001 3 2.5500189999999998 15.065534 Non-GAAP adjustments in operating income 2 201 60 17 280 3 5.7477989999999997 85.747799000000001 Share-based compensation expense 6 6 6 6 24 6 7.9809182120000006 25.980918211999999 Total Adjustments 24.124869 190.51584027200002 83.656702999999993 53.858812 351.34833700000001 31 70.16062207600001 238.676137076 0 0 0 0 0 0 0 0 Adjusted EBITDA 85.524868999999995 93.222658202000005 105.15670299999999 74.858812 358.34833700000001 78 88.262050376000005 346.27756537599998 Adjusted Leverage 0.97670329079830498 0.98475914727461644 TTM FY Q2'2024 Q3'2024 Q4'2025 Q1'2025 TTM US 254 261 251 222 988 0.84444444444444444 US 1008 0.84848484848484851 ROW 45 46 47 44 182 0.15555555555555556 ROW 179 0.15067340067340068 299 307 298 266 1170 1188 Total Sublocade 192 191 194 176 753 0.64358974358974363 Total Sublocade 756 0.64615384615384619 PERSERIS 13 8 9 4 34 2.9% PERSERIS 40 3.4% OPVEE 15 15 1.3% OPVEE 15 1.3% ROW - Ex 32 33 33 31 129 0.11025641025641025 ROW - Ex 127 0.10854700854700855 SUBOXONE 62 60 62 55 239 0.20427350427350427 SUBOXONE 250 0.21367521367521367 299 307 298 266 1170 100.0% 1188 1.0153846153846153 FY 2022 Income Statement: IFRS to US GAAP Bridge FY 2022 ($ millions, except per share data) US GAAP Adjustments IFRS Caption IFRS Total Change Reclassification US GAAP Caption US GAAP Total Net revenue $901 0 0 Net revenue $901 Cost of sales -,159 8 0 Cost of sales -,151 Gross profit 742 8 0 Gross profit 749 Selling, general & administrative -,763 -2 296 Selling, general & administrative -,469 Research & development -72 -2 0 Research & development -74 0 0 0 Acquired in-process research & development 0 0 0 -,296 Litigation settlement expenses -,296 Other operating income 8 0 0 Other operating income 8 Operating profit -85 4 0 Income from operations -81 Finance income 19 0 0 Interest income 19 Finance expense -29 2 0 Interest expense -27 Net finance expense -10 2 0 Interest expense, net -8 0 0 0 Other income 0 Profit before taxation -95 6 0 Income before income taxes -89 Income tax benefit 42 3 0 Provision for income taxes 44 Net income $-53 9 0 Net income -44 Diluted EPS $-0.38 Diluted EPS $-0.32 IFRS Net Income $-53 US GAAP Net Income $-44 Adjustments within cost of sales Adjustments within cost of sales Amortization of acquired intangibles 0 Amortization of acquired intangibles $0 Total adjustments within cost of sales 0 Total adjustments within cost of sales 0 Adjustments within SG&A Adjustments within SG&A Legal costs/provision 296 Legal costs/provision 296 Acquisition-related costs 0 Acquisition-related costs 0 U.S. listing costs 6 U.S. listing costs 6 Total adjustments within SG&A 302 Total adjustments within SG&A 302 Adjustments within net other operating income Adjustments within net other operating income Income recognized in relation to a supply agreement 0 Income recognized in relation to a supply agreement 0 Insurance reimbursement -5 Insurance reimbursement -5 Total adjustments within other net operating income -5 Total adjustments within other net operating income -5 Total adjustments before taxes 297 Total adjustments before taxes 297 Adjustments within tax Adjustments within tax Tax on adjustments -57 Tax on adjustments -57 Tax adjustments -18 Tax adjustments -20 Total adjustments within tax -75 Total adjustments within tax -77 Total adjustments 222 Total adjustments 220 IFRS Adjusted Net Income $169 GAAP Adjusted Net Income $176 Adjusted diluted EPS $1.1599999999999999 Adjusted diluted EPS $1.21 * - Columns and rows may not add and may change in final reporting due to rounding Reconciliation of Net Income to Non-GAAP Operating Income ($m) GAAP-------------------------------- IFRS-------------------- 2024 2023 2022 2021 2020 Net Income 7 -126 -42 205 -148 Revised 10Q Net Finance Income -23 -43 -19 -4 -9 10K Net Finance Expense 41 35 27 27 26 10K Income Tax Expense 13 -19 -43 -15 -25 Revised 10Q Total Adjustments 281 265 297 -25 244 2021-2020 from press Q4 2021 press release - total exceptionals Acquired In-process R&D 1 162 - - - Non-GAAP Operating Income 320 274 220 188 88 Net Revenue 1,188 1,093 901 791 647 Non-GAAP Operating Margin 0.26936026936026936 0.25068618481244281 0.24417314095449499 0.23767383059418457 0.13601236476043277 Reconciliation of Non-GAAP operating expenses GAAP-------------------------------- IFRS-------------------- 2024 2023 2022 2021 2020 Total Operating Expenses, net 919 1072 827 451 706 Other operating expense (income), net -4 9 8 32 - Acquired In-process R&D -1 -161.56400000000002 - - - Non-GAAP adjustments -235 -268 -302 -6 -244 Share based compesation -24 -22 -16 -11 -8 Non-GAAP operating expenses 655 630.43599999999992 517 466 454 Net Revenue 1,188 1,093 901 791 647 Non-GAAP operating expense % 0.55134680134680136 0.5767941445562671 0.57380688124306323 0.58912768647281921 0.70170015455950541

FY 2024 & TTM Leverage Reconciliation INVESTOR PRESENTATION | July 31, 2025 Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Reconciliation: IFRS to GAAP exceptionals within operating profit Q4 Reclassification US GAAP Operating Profit $73.209536594165002 $-,119.2966617134996 $33.694954031548903 $44.122005667998202 $31.729834580212504 IFRS exceptionals within operating profit 335 -2.8991669999999998 Debt refinance deferred costs write down (reclassified from SG&A exceptionals account back to interest expense) Adjustments within cost of sales Amortisation of acquired intangibles -11 Amortization of acquired intangibles 0 0 0 0 0 Perseris inventory write-ups 0 Discontinuation of sales & promotion of PERSERIS 0 32 10 -2 40 Note 1 Perseris intangible impairment -9 Total adjustments within cost of sales 0 32 10 -2 40 Click intangible impairment -7 Adjustments within SG&A 0 Aelis intangible impairment -28 Discontinuation of sales & promotion of PERSERIS 3 9 0 12 Note 2 Optima filler 1 Impairment of products in development 0 0 0 GAAP exceptionals within operating profit 281 Acquisition-related costs 2 2 0 0 4 check 0 U.S. listing costs 0 4 0 0 4 Restructuring - severance and other 0 0 0 12 12 1 different to IFRS re Optima filler Debt refinancing costs 0 0 0 4 4 Total adjustments within SG&A 2 9 9 16 36 Adjustments within Legal Legal costs/provision 0 160 36 -1 195 Total adjustments within Legal 0 160 36 -1 195 Adjustments within IPR&D Optima filler 1 1 Total adjustments within R&D 0 0 0 1 1 Adjustments within R&D Click contract termination fee 0 0 0 4 4 Total adjustments within R&D 0 0 0 4 4 Adjustments within net other operating income 0 Mark-to-market on equity investments 0 0 5 0 5 Income recognized in relation to a supply agreement 0 0 0 0 0 Insurance reimbursement 0 0 0 0 0 Total adjustments within other net operating income 0 0 5 0 5 Total adjustments within operating profit 2 201 60 18 281 GAAP Adjusted Operating Profit $75.209536594165002 $81.703338286500397 $93.694954031548903 $62.122005667998202 $312.72983458021253 1 Inventory write-ups (gain in IFRS) are not included in US GAAP financials. Difference between IFRS and GAAP COGS exceptionals is inventory write-ups (ie effect is additional exceptionals expense for GAAP Q2 $1m, Q3 $2m, Q4 $2m) 2 $2m severance recorded in Q2 vs Q3 for GAAP, timing difference only. No impact on full year. 42222 COGS exceptionals 8.0715786742299997E-2 32.590125518868099 10.68720459 -2.5122844623255998 40.8457614332848 76202 SG&A exceptionals 1.74639251 166.71154881000001 47.890584429999997 10.272734659629601 226.6212604096296 76203SG&A exceptionals 0 2.0943420000000001 3.2298322599999998 12.1310416278366 17.455215887836601 Total exceptionals 1.8271082967423 201.39601632886811 61.807621279999999 19.891491825140601 284.92223773075102 Reclass debt def costs amortisation -2.8991669999999998 -2.8991669999999998 Adjusted total exceptionals 1.8271082967423 201.39601632886811 61.807621279999999 16.992324825140603 282.02307073075104 check total -0.17289170325769998 0.39601632886811444 1.8076212799999993 -1.0076751748593971 1.0230707307510443 Reconciliation of EBITDA GAAP-------------------------------------------------------------------- IFRS--------------------- Q2 2025 Q1 2025 FY 2024 FY 2023 FY 2022 FY 2021 FY 2020 Net Income 18 47 7 -126 -42 205 -148 Revised 10Q Add Back: Interest Income -6 -4 -23 -43 -19 -4 -9 10K Interest Expense 15 12 41 35 27 27 26 10K Income Tax Expense / (Benefit) 44 11 13 -19 -43 -15 -25 Revised 10Q Non-GAAP adjustments in Operations 6 3 280 265 297 -25 244 IFRS to GAAP file Dep/Amort (excluding ROU Amort) 3 3 16 11 9 15 18 10K; 2021 Press Release - excluding ROU from Priyanka file Share-Based Compensation Expense 8 6 24 21 16 11 8 10K Opiant Transaction 162 Total Adjustments 70 31 351 432 287 9 262 EBITDA 88 78 358 306 245 214 114 Match 310? FY 2023 Income Statement: IFRS to US GAAP Bridge FY 2023 ($ millions, except per share data) US GAAP Adjustments IFRS Caption IFRS Total Change Reclassification US GAAP Caption US GAAP Total Net revenue $1,093 0 0 Net revenue $1,093 Cost of sales -,186 12 0 Cost of sales -,174 Gross profit 907 12 0 Gross profit 919 Selling, general & administrative -,811 3 239 Selling, general & administrative -,569 Research & development -,106 -,171 161.56400000000002 Research & development -,116 0 0 -,161.56400000000002 Acquired in-process research & development -,161.56400000000002 0 0 -,239 Litigation settlement expenses -,239 Other operating income 6 3 0 Other operating income 9 Operating profit -4 -,153 0 Income from operations -,156 Finance income 43 0 0 Interest income 43 Finance expense -38 3 0 Interest expense -35 Net finance expense 5 3 0 Interest expense, net 8 0 0 0 Other income 0 Profit before taxation 1 -,150 0 Income before income taxes -,149 Income tax benefit 1 21 0 Provision for income taxes 22 Net income $2 -,129 0 Net income $-,127 Diluted EPS $0.01 Diluted EPS $-0.95 IFRS Net Income $2 US GAAP Net Income $-,127 Adjustments within cost of sales Adjustments within cost of sales Amortization of acquired intangibles 8 Amortization of acquired intangibles 0 Total adjustments within cost of sales 8 Total adjustments within cost of sales 0 Adjustments within cost of SG&A Adjustments within cost of SG&A Legal costs/provision 240 Legal costs/provision 240 -1 Acquisition-related costs 22 Acquisition-related costs 22 537 U.S. listing costs 6 U.S. listing costs 6 Total adjustments within SG&A 268 Total adjustments within SG&A 268 Adjustments within net other operating income Adjustments within net other operating income Income recognized in relation to a supply agreement -3 Income recognized in relation to a supply agreement -3 Insurance reimbursement 0 Insurance reimbursement 0 Total adjustments within other net operating income -3 Total adjustments within other net operating income -3 Total adjustments before taxes 273 Total adjustments before taxes 265 Adjustments within tax Adjustments within tax Tax on adjustments -63 Tax on adjustments -61 Tax adjustments 11 Tax adjustments 3 Total adjustments within tax -52 Total adjustments within tax -58 Total adjustments 221 Total adjustments 207 IFRS Adjusted Net Income $223 GAAP Adjusted Net Income $80 Adjusted Diluted EPS $1.57 Adjusted Diluted EPS $0.56000000000000005 * - Columns and rows may not add and may change in final reporting due to rounding Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Q1 2025 Q2 2025 TTM Total Gross Debt 350 341 Net income (loss) 61.4 -97.293182069999986 21.5 21 7 47 18.101428300000002 107.60142830000001 Adjustments: 0 0 0 0 0 0 0 0 Interest income -7 -5.6497671480000005 -5 -5 -23 -4 -5.7200703859999997 -19.720070386 Interest expense 9 8.5183084099999995 11 13 41 12 15.398883060000001 51.398883060000003 Income tax expense (benefit) 11 -23.352700989999999 8 17 13 11 44.203073189999998 80.203073189999998 Depreciation/amortization (excluding ROU amortization) 3.1248689999999999 4 3.6567029999999998 5.8588120000000004 16.348337000000001 3 2.5500189999999998 15.065534 Non-GAAP adjustments in operating income 2 201 60 17 280 3 5.7477989999999997 85.747799000000001 Share-based compensation expense 6 6 6 6 24 6 7.9809182120000006 25.980918211999999 Total Adjustments 24.124869 190.51584027200002 83.656702999999993 53.858812 351.34833700000001 31 70.16062207600001 238.676137076 0 0 0 0 0 0 0 0 Adjusted EBITDA 85.524868999999995 93.222658202000005 105.15670299999999 74.858812 358.34833700000001 78 88.262050376000005 346.27756537599998 Adjusted Leverage 0.97670329079830498 0.98475914727461644 TTM FY Q2'2024 Q3'2024 Q4'2025 Q1'2025 TTM US 254 261 251 222 988 0.84444444444444444 US 1008 0.84848484848484851 ROW 45 46 47 44 182 0.15555555555555556 ROW 179 0.15067340067340068 299 307 298 266 1170 1188 Total Sublocade 192 191 194 176 753 0.64358974358974363 Total Sublocade 756 0.64615384615384619 PERSERIS 13 8 9 4 34 2.9% PERSERIS 40 3.4% OPVEE 15 15 1.3% OPVEE 15 1.3% ROW - Ex 32 33 33 31 129 0.11025641025641025 ROW - Ex 127 0.10854700854700855 SUBOXONE 62 60 62 55 239 0.20427350427350427 SUBOXONE 250 0.21367521367521367 299 307 298 266 1170 100.0% 1188 1.0153846153846153 FY 2022 Income Statement: IFRS to US GAAP Bridge FY 2022 ($ millions, except per share data) US GAAP Adjustments IFRS Caption IFRS Total Change Reclassification US GAAP Caption US GAAP Total Net revenue $901 0 0 Net revenue $901 Cost of sales -,159 8 0 Cost of sales -,151 Gross profit 742 8 0 Gross profit 749 Selling, general & administrative -,763 -2 296 Selling, general & administrative -,469 Research & development -72 -2 0 Research & development -74 0 0 0 Acquired in-process research & development 0 0 0 -,296 Litigation settlement expenses -,296 Other operating income 8 0 0 Other operating income 8 Operating profit -85 4 0 Income from operations -81 Finance income 19 0 0 Interest income 19 Finance expense -29 2 0 Interest expense -27 Net finance expense -10 2 0 Interest expense, net -8 0 0 0 Other income 0 Profit before taxation -95 6 0 Income before income taxes -89 Income tax benefit 42 3 0 Provision for income taxes 44 Net income $-53 9 0 Net income -44 Diluted EPS $-0.38 Diluted EPS $-0.32 IFRS Net Income $-53 US GAAP Net Income $-44 Adjustments within cost of sales Adjustments within cost of sales Amortization of acquired intangibles 0 Amortization of acquired intangibles $0 Total adjustments within cost of sales 0 Total adjustments within cost of sales 0 Adjustments within SG&A Adjustments within SG&A Legal costs/provision 296 Legal costs/provision 296 Acquisition-related costs 0 Acquisition-related costs 0 U.S. listing costs 6 U.S. listing costs 6 Total adjustments within SG&A 302 Total adjustments within SG&A 302 Adjustments within net other operating income Adjustments within net other operating income Income recognized in relation to a supply agreement 0 Income recognized in relation to a supply agreement 0 Insurance reimbursement -5 Insurance reimbursement -5 Total adjustments within other net operating income -5 Total adjustments within other net operating income -5 Total adjustments before taxes 297 Total adjustments before taxes 297 Adjustments within tax Adjustments within tax Tax on adjustments -57 Tax on adjustments -57 Tax adjustments -18 Tax adjustments -20 Total adjustments within tax -75 Total adjustments within tax -77 Total adjustments 222 Total adjustments 220 IFRS Adjusted Net Income $169 GAAP Adjusted Net Income $176 Adjusted diluted EPS $1.1599999999999999 Adjusted diluted EPS $1.21 * - Columns and rows may not add and may change in final reporting due to rounding Reconciliation of Net Income to Non-GAAP Operating Income ($m) GAAP-------------------------------- IFRS-------------------- 2024 2023 2022 2021 2020 Net Income 7 -126 -42 205 -148 Revised 10Q Net Finance Income -23 -43 -19 -4 -9 10K Net Finance Expense 41 35 27 27 26 10K Income Tax Expense 13 -19 -43 -15 -25 Revised 10Q Total Adjustments 281 265 297 -25 244 2021-2020 from press Q4 2021 press release - total exceptionals Acquired In-process R&D 1 162 - - - Non-GAAP Operating Income 320 274 220 188 88 Net Revenue 1,188 1,093 901 791 647 Non-GAAP Operating Margin 0.26936026936026936 0.25068618481244281 0.24417314095449499 0.23767383059418457 0.13601236476043277 Reconciliation of Non-GAAP operating expenses GAAP-------------------------------- IFRS-------------------- 2024 2023 2022 2021 2020 Total Operating Expenses, net 919 1072 827 451 706 Other operating expense (income), net -4 9 8 32 - Acquired In-process R&D -1 -161.56400000000002 - - - Non-GAAP adjustments -235 -268 -302 -6 -244 Share based compesation -24 -22 -16 -11 -8 Non-GAAP operating expenses 655 630.43599999999992 517 466 454 Net Revenue 1,188 1,093 901 791 647 Non-GAAP operating expense % 0.55134680134680136 0.5767941445562671 0.57380688124306323 0.58912768647281921 0.70170015455950541 Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Reconciliation: IFRS to GAAP exceptionals within operating profit Q4 Reclassification US GAAP Operating Profit $73.209536594165002 $-,119.2966617134996 $33.694954031548903 $44.122005667998202 $31.729834580212504 IFRS exceptionals within operating profit 335 -2.8991669999999998 Debt refinance deferred costs write down (reclassified from SG&A exceptionals account back to interest expense) Adjustments within cost of sales Amortisation of acquired intangibles -11 Amortization of acquired intangibles 0 0 0 0 0 Perseris inventory write-ups 0 Discontinuation of sales & promotion of PERSERIS 0 32 10 -2 40 Note 1 Perseris intangible impairment -9 Total adjustments within cost of sales 0 32 10 -2 40 Click intangible impairment -7 Adjustments within SG&A 0 Aelis intangible impairment -28 Discontinuation of sales & promotion of PERSERIS 3 9 0 12 Note 2 Optima filler 1 Impairment of products in development 0 0 0 GAAP exceptionals within operating profit 281 Acquisition-related costs 2 2 0 0 4 check 0 U.S. listing costs 0 4 0 0 4 Restructuring - severance and other 0 0 0 12 12 1 different to IFRS re Optima filler Debt refinancing costs 0 0 0 4 4 Total adjustments within SG&A 2 9 9 16 36 Adjustments within Legal Legal costs/provision 0 160 36 -1 195 Total adjustments within Legal 0 160 36 -1 195 Adjustments within IPR&D Optima filler 1 1 Total adjustments within R&D 0 0 0 1 1 Adjustments within R&D Click contract termination fee 0 0 0 4 4 Total adjustments within R&D 0 0 0 4 4 Adjustments within net other operating income 0 Mark-to-market on equity investments 0 0 5 0 5 Income recognized in relation to a supply agreement 0 0 0 0 0 Insurance reimbursement 0 0 0 0 0 Total adjustments within other net operating income 0 0 5 0 5 Total adjustments within operating profit 2 201 60 18 281 GAAP Adjusted Operating Profit $75.209536594165002 $81.703338286500397 $93.694954031548903 $62.122005667998202 $312.72983458021253 1 Inventory write-ups (gain in IFRS) are not included in US GAAP financials. Difference between IFRS and GAAP COGS exceptionals is inventory write-ups (ie effect is additional exceptionals expense for GAAP Q2 $1m, Q3 $2m, Q4 $2m) 2 $2m severance recorded in Q2 vs Q3 for GAAP, timing difference only. No impact on full year. 42222 COGS exceptionals 8.0715786742299997E-2 32.590125518868099 10.68720459 -2.5122844623255998 40.8457614332848 76202 SG&A exceptionals 1.74639251 166.71154881000001 47.890584429999997 10.272734659629601 226.6212604096296 76203SG&A exceptionals 0 2.0943420000000001 3.2298322599999998 12.1310416278366 17.455215887836601 Total exceptionals 1.8271082967423 201.39601632886811 61.807621279999999 19.891491825140601 284.92223773075102 Reclass debt def costs amortisation -2.8991669999999998 -2.8991669999999998 Adjusted total exceptionals 1.8271082967423 201.39601632886811 61.807621279999999 16.992324825140603 282.02307073075104 check total -0.17289170325769998 0.39601632886811444 1.8076212799999993 -1.0076751748593971 1.0230707307510443 Reconciliation of EBITDA GAAP-------------------------------------------------------------------- IFRS--------------------- Q2 2025 Q1 2025 FY 2024 FY 2023 FY 2022 FY 2021 FY 2020 Net Income 18 47 7 -126 -42 205 -148 Revised 10Q Add Back: Interest Income -6 -4 -23 -43 -19 -4 -9 10K Interest Expense 15 12 41 35 27 27 26 10K Income Tax Expense / (Benefit) 44 11 13 -19 -43 -15 -25 Revised 10Q Non-GAAP adjustments in Operations 6 3 280 265 297 -25 244 IFRS to GAAP file Dep/Amort (excluding ROU Amort) 3 3 16 11 9 15 18 10K; 2021 Press Release - excluding ROU from Priyanka file Share-Based Compensation Expense 8 6 24 21 16 11 8 10K Opiant Transaction 162 Total Adjustments 70 31 351 432 287 9 262 EBITDA 88 78 358 306 245 214 114 Match 310? FY 2023 Income Statement: IFRS to US GAAP Bridge FY 2023 ($ millions, except per share data) US GAAP Adjustments IFRS Caption IFRS Total Change Reclassification US GAAP Caption US GAAP Total Net revenue $1,093 0 0 Net revenue $1,093 Cost of sales -,186 12 0 Cost of sales -,174 Gross profit 907 12 0 Gross profit 919 Selling, general & administrative -,811 3 239 Selling, general & administrative -,569 Research & development -,106 -,171 161.56400000000002 Research & development -,116 0 0 -,161.56400000000002 Acquired in-process research & development -,161.56400000000002 0 0 -,239 Litigation settlement expenses -,239 Other operating income 6 3 0 Other operating income 9 Operating profit -4 -,153 0 Income from operations -,156 Finance income 43 0 0 Interest income 43 Finance expense -38 3 0 Interest expense -35 Net finance expense 5 3 0 Interest expense, net 8 0 0 0 Other income 0 Profit before taxation 1 -,150 0 Income before income taxes -,149 Income tax benefit 1 21 0 Provision for income taxes 22 Net income $2 -,129 0 Net income $-,127 Diluted EPS $0.01 Diluted EPS $-0.95 IFRS Net Income $2 US GAAP Net Income $-,127 Adjustments within cost of sales Adjustments within cost of sales Amortization of acquired intangibles 8 Amortization of acquired intangibles 0 Total adjustments within cost of sales 8 Total adjustments within cost of sales 0 Adjustments within cost of SG&A Adjustments within cost of SG&A Legal costs/provision 240 Legal costs/provision 240 -1 Acquisition-related costs 22 Acquisition-related costs 22 537 U.S. listing costs 6 U.S. listing costs 6 Total adjustments within SG&A 268 Total adjustments within SG&A 268 Adjustments within net other operating income Adjustments within net other operating income Income recognized in relation to a supply agreement -3 Income recognized in relation to a supply agreement -3 Insurance reimbursement 0 Insurance reimbursement 0 Total adjustments within other net operating income -3 Total adjustments within other net operating income -3 Total adjustments before taxes 273 Total adjustments before taxes 265 Adjustments within tax Adjustments within tax Tax on adjustments -63 Tax on adjustments -61 Tax adjustments 11 Tax adjustments 3 Total adjustments within tax -52 Total adjustments within tax -58 Total adjustments 221 Total adjustments 207 IFRS Adjusted Net Income $223 GAAP Adjusted Net Income $80 Adjusted Diluted EPS $1.57 Adjusted Diluted EPS $0.56000000000000005 * - Columns and rows may not add and may change in final reporting due to rounding Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Q1 2025 Q2 2025 TTM Total Gross Debt 350 341 Net income (loss) 61.4 -97.293182069999986 21.5 21 7 47 18.101428300000002 107.60142830000001 Adjustments: 0 0 0 0 0 0 0 0 Interest income -7 -5.6497671480000005 -5 -5 -23 -4 -5.7200703859999997 -19.720070386 Interest expense 9 8.5183084099999995 11 13 41 12 15.398883060000001 51.398883060000003 Income tax expense (benefit) 11 -23.352700989999999 8 17 13 11 44.203073189999998 80.203073189999998 Depreciation/amortization (excluding ROU amortization) 3.1248689999999999 4 3.6567029999999998 5.8588120000000004 16.348337000000001 3 2.5500189999999998 15.065534 Non-GAAP adjustments in operating income 2 201 60 17 280 3 5.7477989999999997 85.747799000000001 Share-based compensation expense 6 6 6 6 24 6 7.9809182120000006 25.980918211999999 Total Adjustments 24.124869 190.51584027200002 83.656702999999993 53.858812 351.34833700000001 31 70.16062207600001 238.676137076 0 0 0 0 0 0 0 0 Adjusted EBITDA 85.524868999999995 93.222658202000005 105.15670299999999 74.858812 358.34833700000001 78 88.262050376000005 346.27756537599998 Adjusted Leverage 0.97670329079830498 0.98475914727461644 TTM FY Q2'2024 Q3'2024 Q4'2025 Q1'2025 TTM US 254 261 251 222 988 0.84444444444444444 US 1008 0.84848484848484851 ROW 45 46 47 44 182 0.15555555555555556 ROW 179 0.15067340067340068 299 307 298 266 1170 1188 Total Sublocade 192 191 194 176 753 0.64358974358974363 Total Sublocade 756 0.64615384615384619 PERSERIS 13 8 9 4 34 2.9% PERSERIS 40 3.4% OPVEE 15 15 1.3% OPVEE 15 1.3% ROW - Ex 32 33 33 31 129 0.11025641025641025 ROW - Ex 127 0.10854700854700855 SUBOXONE 62 60 62 55 239 0.20427350427350427 SUBOXONE 250 0.21367521367521367 299 307 298 266 1170 100.0% 1188 1.0153846153846153 FY 2022 Income Statement: IFRS to US GAAP Bridge FY 2022 ($ millions, except per share data) US GAAP Adjustments IFRS Caption IFRS Total Change Reclassification US GAAP Caption US GAAP Total Net revenue $901 0 0 Net revenue $901 Cost of sales -,159 8 0 Cost of sales -,151 Gross profit 742 8 0 Gross profit 749 Selling, general & administrative -,763 -2 296 Selling, general & administrative -,469 Research & development -72 -2 0 Research & development -74 0 0 0 Acquired in-process research & development 0 0 0 -,296 Litigation settlement expenses -,296 Other operating income 8 0 0 Other operating income 8 Operating profit -85 4 0 Income from operations -81 Finance income 19 0 0 Interest income 19 Finance expense -29 2 0 Interest expense -27 Net finance expense -10 2 0 Interest expense, net -8 0 0 0 Other income 0 Profit before taxation -95 6 0 Income before income taxes -89 Income tax benefit 42 3 0 Provision for income taxes 44 Net income $-53 9 0 Net income -44 Diluted EPS $-0.38 Diluted EPS $-0.32 IFRS Net Income $-53 US GAAP Net Income $-44 Adjustments within cost of sales Adjustments within cost of sales Amortization of acquired intangibles 0 Amortization of acquired intangibles $0 Total adjustments within cost of sales 0 Total adjustments within cost of sales 0 Adjustments within SG&A Adjustments within SG&A Legal costs/provision 296 Legal costs/provision 296 Acquisition-related costs 0 Acquisition-related costs 0 U.S. listing costs 6 U.S. listing costs 6 Total adjustments within SG&A 302 Total adjustments within SG&A 302 Adjustments within net other operating income Adjustments within net other operating income Income recognized in relation to a supply agreement 0 Income recognized in relation to a supply agreement 0 Insurance reimbursement -5 Insurance reimbursement -5 Total adjustments within other net operating income -5 Total adjustments within other net operating income -5 Total adjustments before taxes 297 Total adjustments before taxes 297 Adjustments within tax Adjustments within tax Tax on adjustments -57 Tax on adjustments -57 Tax adjustments -18 Tax adjustments -20 Total adjustments within tax -75 Total adjustments within tax -77 Total adjustments 222 Total adjustments 220 IFRS Adjusted Net Income $169 GAAP Adjusted Net Income $176 Adjusted diluted EPS $1.1599999999999999 Adjusted diluted EPS $1.21 * - Columns and rows may not add and may change in final reporting due to rounding Reconciliation of Net Income to Non-GAAP Operating Income ($m) GAAP-------------------------------- IFRS-------------------- 2024 2023 2022 2021 2020 Net Income 7 -126 -42 205 -148 Revised 10Q Net Finance Income -23 -43 -19 -4 -9 10K Net Finance Expense 41 35 27 27 26 10K Income Tax Expense 13 -19 -43 -15 -25 Revised 10Q Total Adjustments 281 265 297 -25 244 2021-2020 from press Q4 2021 press release - total exceptionals Acquired In-process R&D 1 162 - - - Non-GAAP Operating Income 320 274 220 188 88 Net Revenue 1,188 1,093 901 791 647 Non-GAAP Operating Margin 0.26936026936026936 0.25068618481244281 0.24417314095449499 0.23767383059418457 0.13601236476043277 Reconciliation of Non-GAAP operating expenses GAAP-------------------------------- IFRS-------------------- 2024 2023 2022 2021 2020 Total Operating Expenses, net 919 1072 827 451 706 Other operating expense (income), net -4 9 8 32 - Acquired In-process R&D -1 -161.56400000000002 - - - Non-GAAP adjustments -235 -268 -302 -6 -244 Share based compesation -24 -22 -16 -11 -8 Non-GAAP operating expenses 655 630.43599999999992 517 466 454 Net Revenue 1,188 1,093 901 791 647 Non-GAAP operating expense % 0.55134680134680136 0.5767941445562671 0.57380688124306323 0.58912768647281921 0.70170015455950541

SUBLOCADE (SUBUTEX®PR (ROW)) SUBOXONE Film1 North America U.S. ● ● Canada ● ● Europe & Middle East France ● ● Italy ● ● Germany ● ● Denmark, Norway2 ● ● Sweden ● ● Finland ● ● Switzerland ● UK ● ● Israel ● ● Australasia Australia ● ● (available)1 (approved/Not Marketed) $1,188m Net Revenue by Geography FY 2024 Global Markets 1The Group does not promote SUBOXONE Film in the US. 2Expect to launch in Norway and Denmark in Q4 2025. U.S. Rest of World INVESTOR PRESENTATION | July 31, 2025

SUBLOCADE® (buprenorphine extended-release) injection, for subcutaneous use (CIII) INDICATION SUBLOCADE is indicated for the treatment of moderate to severe opioid use disorder in patients who have initiated treatment with a single dose of a transmucosal buprenorphine product or who are already being treated with buprenorphine. SUBLOCADE should be used as part of a complete treatment plan that includes counseling and psychosocial support. HIGHLIGHTED SAFETY INFORMATION WARNING: RISK OF SERIOUS HARM OR DEATH WITH INTRAVENOUS ADMINISTRATION; SUBLOCADE RISK EVALUATION AND MITIGATION STRATEGY See full prescribing information for complete boxed warning. Serious harm or death could result if administered intravenously. SUBLOCADE is only available through a restricted program called the SUBLOCADE REMS Program. Healthcare settings and pharmacies that order and dispense SUBLOCADE must be certified in this program and comply with the REMS requirements.    CONTRAINDICATIONS Hypersensitivity to buprenorphine or any other ingredients in SUBLOCADE. WARNINGS AND PRECAUTIONS Addiction, Abuse, and Misuse: SUBLOCADE contains buprenorphine, a Schedule III controlled substance that can be abused in a manner similar to other opioids. Monitor patients for conditions indicative of diversion or progression of opioid dependence and addictive behaviors.   Respiratory Depression: Life threatening respiratory depression and death have occurred in association with buprenorphine. Warn patients of the potential danger of self-administration of benzodiazepines or other CNS depressants while under treatment with SUBLOCADE. Risk of Serious Injection Site Reactions: Likelihood of may increase with inadvertent intramuscular or intradermal administration. Evaluate and treat as appropriate. The most common injection site reactions are pain, erythema and pruritus with some involving abscess, ulceration and necrosis.   Neonatal Opioid Withdrawal Syndrome: Neonatal opioid withdrawal syndrome (NOWS) is an expected and treatable outcome of prolonged use of opioids during pregnancy.   Adrenal Insufficiency: If diagnosed, treat with physiologic replacement of corticosteroids, and wean patient off the opioid.   Risk of Opioid Withdrawal With Abrupt Discontinuation: If treatment with SUBLOCADE is discontinued, monitor patients for several months for withdrawal and treat appropriately.   Risk of Hepatitis, Hepatic Events: Monitor liver function tests prior to and during treatment.   Risk of Withdrawal in Patients Dependent on Full Agonist Opioids: Verify that patients have tolerated transmucosal buprenorphine before injecting SUBLOCADE.   Treatment of Emergent Acute Pain: Treat pain with a non-opioid analgesic whenever possible. If opioid therapy is required, monitor patients closely because higher doses may be required for analgesic effect.   ADVERSE REACTIONS Adverse reactions commonly associated with SUBLOCADE (in ≥5% of subjects) were constipation, headache, nausea, injection site pruritus, vomiting, increased hepatic enzymes, fatigue, and injection site pain.   For more information about SUBLOCADE, the full Prescribing Information including BOXED WARNING, and Medication Guide, visit www.sublocade.com. INVESTOR PRESENTATION | July 31, 2025

OPVEE® (nalmefene) nasal spray INDICATION AND USAGE OPVEE nasal spray is an opioid antagonist indicated for the emergency treatment of known or suspected overdose induced by natural or synthetic opioids in adults and pediatric patients aged 12 years and older, as manifested by respiratory and/or central nervous system depression. OPVEE nasal spray is intended for immediate administration as emergency therapy in settings where opioids may be present. OPVEE nasal spray is not a substitute for emergency medical care.   HIGHLIGHTED SAFETY INFORMATION   CONTRAINDICATIONS Hypersensitivity to nalmefene or to any of the other ingredients.  WARNINGS AND PRECAUTIONS Risk of Recurrent Respiratory and Central Nervous System Depression: While the duration of action of nalmefene is as long as most opioids, a recurrence of respiratory depression is possible, therefore, keep patient under continued surveillance and administer repeat doses of OPVEE using a new nasal spray with each dose, as necessary, while awaiting emergency medical assistance. Limited Efficacy with Partial Agonists or Mixed Agonist/Antagonists: Reversal of respiratory depression caused by partial agonists or mixed agonists/antagonists, such as buprenorphine and pentazocine, may be incomplete. Larger or repeat doses may be required. Precipitation of Severe Opioid Withdrawal: Use in patients who are opioid dependent may precipitate opioid withdrawal. In neonates, opioid withdrawal may be life-threatening if not recognized and properly treated. Monitor for the development of opioid withdrawal. Risk of Cardiovascular (CV) Effects: Abrupt postoperative reversal of opioid depression may result in adverse CV effects. These events have primarily occurred in patients who had preexisting CV disorders or received other drugs that may have similar adverse CV effects. Monitor these patients closely in an appropriate healthcare setting after use of nalmefene hydrochloride. Risk of Opioid Overdose from Attempts to Overcome the Blockade: Attempts to overcome opioid withdrawal symptoms caused by opioid antagonists with high or repeated doses of exogenous opioids may lead to opioid intoxication and death.   ADVERSE REACTIONS Most common adverse reactions (incidence at least 2%) are nasal discomfort, headache, nausea, dizziness, hot flush, vomiting, anxiety, fatigue, nasal congestion, throat irritation, rhinalgia, decreased appetite, dysgeusia, erythema, and hyperhidrosis. For more information about OPVEE and the full Prescribing Information visit www.opvee.com INVESTOR PRESENTATION | July 31, 2025